                     ----------------------------------------------------------



                     [LOGO OF TEMPLETON INVESTMENT PLUS APPEARS HERE]

                     TEMPLETON
                     INVESTMENT
                     PLUS
                     ANNUAL REPORT
                     DECEMBER 31, 1995


                     [LOGO OF FRANKLIN TEMPLETON APPEARS HERE]

TABLE OF
CONTENTS

Templeton Investment Plus (TIP) is an individual deferred variable annuity contract consisting of five sub-accounts. On the following pages, you will find a report on each of the funds you have chosen for your TIP investments:

LETTER FROM THE PRESIDENT......................................................2
TEMPLETON STOCK FUND...........................................................4
TEMPLETON INTERNATIONAL FUND...................................................7
TEMPLETON ASSET ALLOCATION FUND...............................................10
TEMPLETON BOND FUND...........................................................14
TEMPLETON MONEY MARKET FUND...................................................17

LETTER FROM
THE PRESIDENT

February 15, 1996

Dear Contract Owner:

We are pleased to bring you the annual report of Templeton Investment Plus for the period ended December 31, 1995.

The past fiscal year was characterized by unexpected advances in developed markets and volatility in emerging markets. Falling interest rates, relatively low inflation, strong corporate earnings, and an increased flow of capital into mutual funds benefited many global stock and bond markets. These conditions proved particularly bullish for U.S. stocks as the Dow Jones Industrial Average/(R)/ reached record levels, with a gain for the year of more than 36%.*

In Europe, the equity markets of Switzerland, Sweden, and Spain posted impressive results, while Germany's and Finland's were lackluster partly because their local currencies appreciated versus the U.S. dollar during the year. These stronger currencies eroded the competitiveness of Germany's industrial base and hindered the profitability of Finland's rich natural-resource exports. Although earnings and stock prices were negatively affected in local terms within these two countries, the depreciation of the dollar led to moderately positive returns (in U.S. dollar terms) for many German and Finnish stocks.

Emerging markets suffered considerably from a sharp selloff over the past 12 months as the negative effects of Mexico's December 1994 currency devaluation, and subsequent decline of its equity market, spread to other developing markets (including those in Asia). Rising interest rates and uncertainty surrounding Hong Kong's 1997 reversion to China adversely affected Hong Kong's equity market early in the year before it rebounded in the second half of the period.

With regard to fixed-income securities, many global markets strengthened after providing dismal returns during 1994. This rebound was partly the result of excessive investor pessimism being priced into financial markets in 1994. At the beginning of 1995, fears of overheating global economies and increasing inflation were common among investors, which caused fixed-income securities markets to suffer. In March and April, however, investors began to realize that interest rates around the world were too high for the pace of economic growth, and by December, nearly all of the world's major central banks had eased their monetary policies by lowering interest rates.

The depreciating U.S. dollar was one factor that separated 1995's best performing bond markets from those that lagged. In general, non-U.S. markets offered the highest

*Total return, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index.

returns, particularly European markets such as Sweden, Denmark, Spain, Germany and France. One exception was the United Kingdom, whose currency remained essentially unchanged versus the U.S. dollar. Japan's bond market underperformed others as the yen depreciated significantly in July and August, after appreciating in the beginning of the year. The relative performance of bond markets closely tied to the U.S. market, such as Australia's and New Zealand's, also lagged because their currencies failed to appreciate against the dollar by as much as European currencies.

Looking forward, we believe global interest rates should continue to trend downward, which would be beneficial to financial markets. The U.S. Federal Reserve Board may ease monetary policy further if inflation remains subdued, and European economic conditions should show a mix of modest growth and low inflation, with the added benefit of fiscal reform that is occurring in a broad range of markets. As always, we will continue to build and improve our ability to serve investors while maintaining the traditional values and principles that have served our clients well for so long.

We appreciate your participation in Templeton Investment Plus and welcome any comments or suggestions you may have.

Sincerely,

/s/ Charles E. Johnson

Charles E. Johnson
President
Templeton Variable Products Series Fund

TEMPLETON
STOCK FUND

The Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.

During the past fiscal year, many global stock markets rebounded from their 1994 malaise, with U.S. stocks leading the way. The U.S. market, as measured by the Dow Jones Industrial Average/(R)/, surged to all-time highs due to a combination of falling interest rates, subdued inflation, better-than-expected corporate earnings, and an increased flow of capital into mutual funds.

The financial services, banking, insurance, and pharmaceutical sectors performed particularly well, which prompted us to sell portions of holdings such as Citicorp, Allstate Corp., and Pfizer Inc. at significant gains. We also recognized gains by selling shares of Aluminum Co. of America (ALCOA), MCI Communications Corp., and Nike Inc. Over the course of the year, our overall U.S. exposure decreased, from about 31.5% of total net assets on December 31, 1994 to about 29.8% on December 31, 1995.

Although we were net sellers of U.S. stocks during the year, we did purchase additional shares of Federated Department Stores Inc., one of the nation's largest department store operators, and initiated a position in Summit Properties Inc., a real estate investment trust (REIT) with operations in shopping centers, industrial buildings and apartments in the U.S. and Canada.

Economic growth was slower in Europe than in the U.S., and European stock market performances were mixed during the fiscal year. Slower growth took its toll on consumer-related industries and on cyclical commodity-producing industries, where supply exceeded demand. Stronger

--------------------------------------------------------------------------------
TEMPLETON STOCK FUND

Geographic Distribution on 12/31/95
Based on Total Net Assets


                           [PIE CHART APPEARS HERE]

Europe                               39.0%
North America                        29.7%
Asia                                  5.8%
Latin America                         5.6%
Australia/New Zealand                 5.3%
Short-Term
Obligations & Other
Net Assets                           14.6%


European currencies versus the U.S. dollar also lowered profits from international trade and made some companies more vulnerable to foreign competition.

However, some sectors thrived. For instance, many banking institutions were able to improve their balance sheets, which increased earnings and benefited their stocks' prices. Pharmaceutical stocks also rebounded due to strong earnings and mergers within the industry. Believing that this sector was undervalued after a difficult 1994, we purchased shares of Pharmacia AB, a Swedish pharmaceutical manufacturer that recently merged with Upjohn, and Ciba-Geigy AG, a Swiss chemical and pharmaceutical company. The Fund's overall European exposure increased over the course of the year, from 34.7% to 39.0% of total net assets.

Equity markets throughout Latin America were negatively affected in 1995 due to uncertainty surrounding Mexico's December 1994 currency devaluation. As a result of this crisis, many governments in the region were confronted with mounting pressures to support their local currencies.

Because we believed that 1994 valuations were rather high, we were in the process of trimming our Latin American holdings as this situation unfolded, which mitigated the effects of these market declines on the Fund's holdings in this region. Although we had not foreseen volatility in these markets, we did attempt to take advantage of it by purchasing shares of Madeco Manufacturera de Cobre SA, a Chilean manufacturer of telecommunication cables and wires, and Telefonica de Argentina SA, an Argentine telecommunications company. At the end of the year, we were cautious regarding our exposure to Latin America, but were beginning to find additional bargains in countries such as Brazil, Argentina and Chile.

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

--------------------------------------------------------------------------------

TEMPLETON STOCK FUND


Top 10 Holdings on 12/31/95
Based on Total Net Assets
                                                                   % of Total
Company, Industry, Country                                         Net Assets
--------------------------------------------------------------------------------
Pharmacia & Upjohn;
Health & Personal Care, U.S.                                           2.3%
--------------------------------------------------------------------------------
Federal National Mortgage Assn.;
Financial Services, U.S.                                               2.2%
--------------------------------------------------------------------------------
News Corp. Ltd.;
Broadcasting & Publishing, Australia                                   2.0%
--------------------------------------------------------------------------------
Astra AB;
Health & Personal Care, Sweden                                         1.9%
--------------------------------------------------------------------------------
Aegon NV;
Insurance, Netherlands                                                 1.8%
--------------------------------------------------------------------------------
BBC Brown Boveri Ltd., br.;
Electrical & Electronics, Switzerland                                  1.7%
--------------------------------------------------------------------------------
BankAmerica Corp.;
Banking, U.S.                                                          1.7%
--------------------------------------------------------------------------------
Telebras-Telecomunicacoes Brasileiras SA,
pfd.; Telecommunications, Brazil                                       1.7%
--------------------------------------------------------------------------------
SmithKline Beecham PLC;
Health & Personal Care, U.K.                                           1.7%
--------------------------------------------------------------------------------
Akzo Nobel NV;
Chemicals, Netherlands                                                 1.5%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 19 of this report.


There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.

PERFORMANCE SUMMARY

The Templeton Stock Fund delivered a total return of 25.24% for the one-year period ended December 31, 1995. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle.

The graph below compares the Fund's performance since inception with the performance of the unmanaged Morgan Stanley Capital International (MSCI) World Index. It also shows how an investment in the Fund over the same period has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI). As you can see, the Fund has significantly outpaced both indices over the past four years. Please remember that the Fund's performance differs from that of an index because an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no management charges or other expenses. Of course, one cannot invest directly in an index.

--------------------------------------------------------------------------------

TEMPLETON STOCK FUND
Periods ended 12/31/95
--------------------------------------------------------------------------------
                                             Since
                                           Inception
                      1-Year    5-Year      (8/24/88)
Average Annual
Total Return/1/       25.24%    17.48%        12.31%

Cumulative
Total Return/2/       25.24%   123.80%       134.80%

--------------------------------------------------------------------------------

1. Average annual total return represents the average annual increase in the value of an investment and assumes reinvestment of dividends and capital gains.

2. Cumulative total return represents the change in the Fund's net asset value and assumes reinvestment of dividends and capital gains.

Note: Total return figures do not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of the countries where investments are made, and shares, when redeemed, may be worth more or less than their initial cost. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

TEMPLETON STOCK FUND
Total Return Index Comparison - $10,000 Investment (8/24/88 - 12/31/95)

   [GRAPH APPEARS HERE SHOWING COMPARISON BETWEEN TEMPLETON STOCK FUND/1/,
               MSCI WORLD INDEX/2/ AND CONSUMER PRICE INDEX/3/]


                                                    8/88         12/95
                                                   -------      -------
       Templeton Stock Fund                        $10,000      $23,480
       MSCI World Index                             10,000       19,920
       Consumer Price Index                         10,000       12,918

1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested interest.

3. Source: U.S. Bureau of Labor Statistics.

TEMPLETON
INTERNATIONAL
FUND

The Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

At the end of the fiscal year, the Fund held 90.4% of its total net assets in equities, 0.1% in bonds, and 9.5% in short-term obligations and other assets. European holdings comprised our largest geographic exposure, representing 56.9% of the Fund's total net assets, up from 44.0% on December 31, 1994. During the period, Europe's equity markets outperformed other international markets, and our relatively high weighting in this region helped offset the effects of declining markets elsewhere in the world. Markets in Sweden, Spain, and the Netherlands performed particularly well. Sectors with the most significant gains were financial stocks, whose earnings and prices reflected lower costs due to improved balance sheets, and pharmaceuticals, which had been unpopular in 1994 as investors flocked to cyclical holdings, but rebounded nicely in 1995.

During the year, we purchased shares of several European banking institutions, including Unidanmark AS (Denmark), Den Norske Bank (Norway), Sparbanken Sverige AB and Stadshypotek AB (Sweden), and Banco Popular Espanol and Bankinter SA (Spain). Believing that the pharmaceutical sector was undervalued after a difficult 1994, we increased our holdings of Ciba-Geigy AG in Switzerland and Pharmacia AB in Sweden, a company that recently merged with Upjohn.

Asian markets turned in mixed performances during the reporting period. Uncertainty surrounding Hong Kong's 1997 reversion to China, and threats of trade wars between China and the U.S., had a negative effect on the Hong Kong equity market initially, but then it rebounded to end the year with a gain of

--------------------------------------------------------------------------------

TEMPLETON INTERNATIONAL FUND
Geographic Distribution on 12/31/95
Based on Total Net Assets


                           [PIE CHART APPEARS HERE]

Europe                               56.9%
Asia                                 12.6%
Australia/New Zealand                 7.5%
Latin America                         7.4%
North America                         6.1%
Short-Term
Obligations & Other
Net Assets                            9.5%





more than 20%. Japan's market experienced a small loss, while the Australian and New Zealand markets posted gains in excess of 10%.

We took advantage of this volatility in the Asian markets and increased our holdings of Hutchinson Whampoa Ltd., Jardine Strategic Holdings Ltd., and Swire Pacific Ltd., three Hong Kong-based multi-industry companies. We also purchased shares of Australia & New Zealand Banking Group Ltd. and Westpac Banking Corp., two Australian banks whose stocks appreciated after being depressed earlier in the year.

Our exposure to Latin America hindered the Fund's performance at the beginning of the year, as the effects of Mexico's currency devaluation spilled over into other emerging markets. However, volatility in Latin American equity markets gave us the opportunity to purchase shares of some telecommunications companies that we feel should benefit from growth and restructuring in this region. Examples include Telefonica de Argentina SA, Telebras-Telecomunicacoes Brasileiras SA, and Compania de Telecomunicaciones de Chile SA. We will continue to monitor this region and look for stocks that appear to be well-positioned to take advantage of future economic growth.

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.

--------------------------------------------------------------------------------

TEMPLETON
INTERNATIONAL FUND



Top 10 Holdings on 12/31/95
Based on Total Net Assets
                                                                   % of Total
Company, Industry, Country                                         Net Assets
--------------------------------------------------------------------------------
Pharmacia & Upjohn;
Health & Personal Care, U.S.                                          2.4%
--------------------------------------------------------------------------------
Volvo AB, B; Automobiles, Sweden                                      2.1%
--------------------------------------------------------------------------------
Alcatel Alsthom SA;
Electrical & Electronics, France                                      1.8%
--------------------------------------------------------------------------------
Telecom Italia Spa, di Risp;
Telecommunications, Italy                                             1.7%
--------------------------------------------------------------------------------
Iberdrola SA; Utilities--
Electrical & Gas, Spain                                               1.6%
--------------------------------------------------------------------------------
Evn Energie-Versorgung
Niederoesterreich AG;
Utilities -- Electrical & Gas, Austria                                1.6%
--------------------------------------------------------------------------------
HSBC Holdings PLC; Banking, Hong Kong                                 1.5%
--------------------------------------------------------------------------------
Telebras-Telecomunicacoes
Brasileiras SA, pfd.;
Telecommunications, Brazil                                            1.5%
--------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.;
Multi-Industry, Hong Kong                                             1.5%
--------------------------------------------------------------------------------
Compania Sevillana de Electricidad;
Utilities -- Electrical & Gas, Spain                                  1.5%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 22 of this report.

PERFORMANCE SUMMARY

The Templeton International Fund delivered a total return of 15.78% for the one-year period ended December 31, 1995. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle.

The graph below shows how an investment in the Fund, since its inception, has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI). It also compares the Fund's performance to that of the unmanaged Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index. Please remember that the Fund's performance differs from that of an index because an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no management charges or other expenses. Of course, one cannot invest directly in an index.

--------------------------------------------------------------------------------

TEMPLETON INTERNATIONAL FUND
Periods ended 12/31/95

--------------------------------------------------------------------------------
                                               Since
                                             Inception
                    1-Year        3-Year      (5/1/92)
Average Annual
Total Return/1/     15.78%        18.59%       13.00%

Cumulative
Total Return/2/     15.78%        66.72%       56.55%

--------------------------------------------------------------------------------

1. Average annual total return represents the average annual increase in the value of an investment and assumes reinvestment of dividends and capital gains.

2. Cumulative total return represents the change in the Fund's net asset value and assumes reinvestment of dividends and capital gains.

Note: Total return figures do not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Past expense reductions by the Fund's manager increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of the countries where investments are made, and shares, when redeemed, may be worth more or less than their initial cost. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

TEMPLETON INTERNATIONAL FUND
Total Return Index Comparison - $10,000 Investment (5/1/92 - 12/31/95)

    [GRAPH APPEARS HERE SHOWING COMPARISON BETWEEN TEMPLETON INTERNATIONAL
           FUND/1/, MSCI EAFE INDEX/2/ AND CONSUMER PRICE INDEX/3/]


                                                    5/92         12/95
                                                   -------      -------
       Templeton International Fund                $10,000      $15,655
       MSCI EAFE Index                              10,000       15,900
       Consumer Price Index                         10,000       11,009


1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested interest.

3. Source: U.S. Bureau of Labor Statistics.

TEMPLETON

ASSET

ALLOCATION

FUND

The Templeton Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The Fund's assets are allocated among different investments depending upon worldwide market and economic conditions.

Many global stock and bond markets rebounded during the past fiscal year after experiencing a difficult 1994. In the U.S., falling interest rates and strong corporate earnings provided a solid foundation for record stock-market gains. The Dow Jones Industrial Average/(R)/ registered a gain of more than 36% for the year and, despite a staggering selloff of technology stocks in the fall, the NASDAQ composite market was able to finish the year with an increase of nearly 40%.

Since the airline sector performed extremely well during this time, we sold our holdings of Atlantic Southeast Airlines Inc. and AMR Corp. when valuations in this sector appeared somewhat high. Interest-rate sensitive stocks in the U.S. also performed strongly, and several of our bank holdings, such as BankAmerica Corp., CitiCorp, and Chemical Banking Corp., contributed significantly to the Fund's performance. In response to their expanding presence in the stable asset management business and revitalized credit card division, we increased our holdings of American Express Co. We expect further consolidation within the banking sector and will continue our search for undervalued financial-related stocks.

In Europe, moderate growth, low inflation, and lower interest rates characterized the United Kingdom and Germany.

--------------------------------------------------------------------------------

TEMPLETON ASSET ALLOCATION FUND

Asset Distribution on 12/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

Stocks                               57.8%
Bonds                                31.7%
Short-Term
Obligations & Other
Net Assets                           10.5%

The appreciation of the Deutchemark and other European currencies versus the U.S. dollar lessened the competitiveness of German industry and reduced the profitability of natural-resource exporters such as Finland. Although corporate earnings and stock prices were negatively affected in local terms within these two countries, the depreciation of the dollar led to moderate gains in dollar terms for many stocks in these markets.

Continued restructuring of financial systems in Nordic countries led to improved balance sheets and strong earnings for many banking institutions, especially those in Sweden. This trend benefited the fund's holding of Sparbanken Sverige AB, which is the central banking institution for the Swedish savings bank system. Pharmaceutical stocks benefited in 1995 due to mergers, restructurings, and renewed investor interest. Believing that this sector was undervalued after a diffi-cult 1994, we purchased additional shares of Pharmacia AB, a Swedish pharmaceutical company that recently merged with Upjohn to the benefit of stockholders.

Our exposure to Latin America negatively affected the Fund's performance at the beginning of the fiscal year, as over-reaction to Mexico's fiscal woes spilled over into other emerging markets in the region. Although the depreciation of the peso depressed Mexico's equity market throughout the year, stability and confidence returned to other Latin American markets later in the period. As a result, our holdings in Chile and Brazil, particularly telecommunications companies, offset much of the negative effects of Mexico's currency devaluation by the end of the period.

Asian stock markets were mixed during the past fiscal year. In U.S. dollar terms, the best performing market was Hong Kong, which declined early in the year, before rebounding to end the period with a gain of more than 20%. We took advantage of this early weakness and increased

--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

TEMPLETON ASSET ALLOCATION FUND

Geogpaphic Distribution on 12/31/95
Based on Total Net Assets


United States                        38.8%
Europe                               30.8%
Asia                                  8.5%
Australia/New Zealand                 5.2%
Latin America                         3.9%
Canada                                2.3%
Short-Term
Obligations & Other
Net Assets                           10.5%





our position in Huchinson Whampoa Ltd., one of Hong Kong's largest trading and distribution companies that we believe has the opportunity to benefit from the rapid growth of trade throughout Asia.

The Thailand stock market slumped early in 1995, then rebounded midyear before declining again at the end of the period. Volatility in this market at the beginning of the year prompted us to add to our holdings of Bangkok Bank Public Co. Ltd. We believe that investing in Thailand's banks is one of the best ways to participate in this country's dynamic growth prospects.

The Australian and New Zealand equity markets performed well, registering returns in excess of 10% for the year. Rising stock prices of Australian banks such as Westpac Banking Corp. and National Australia Bank Ltd. provided significant gains for the Fund. During the year, we initiated a position in Burns Philp & Co. Ltd., a leading food processing company in Australia that we believe may benefit from a growing demand for food in Asian countries.

Although the Japanese market rallied toward the end of the year, it was down nearly 2% for the entire period. Because of our low Japanese exposure (2.2% of total net assets), this had a limited effect on the Fund's overall performance.

With regard to fixed-income securities, the depreciating U.S. dollar was a key element that separated 1995's best and worst performing markets. Bond markets outside the U.S. offered the highest returns, especially European markets such as Sweden, Denmark, Spain, Germany and France. One exception was the United Kingdom, whose currency versus the dollar remained essentially unchanged for the year. The performance of bond markets closely tied to the U.S. market, like Australia's and New Zealand's, were relatively weak compared with other markets because their currencies did not appreciate against the dollar as strongly as European currencies. Japan's bond market performed poorly, as the yen depreciated significantly in July and August after appreciating in the beginning of the year.

We responded to these market conditions in several ways. First, we lengthened the average maturity of our holdings because bonds with longer maturities generally tend to appreciate more than shorter-term bonds when interest rates decline. Additionally, we were selective concerning the markets in which we invested. At the beginning of the fiscal year, we favored the more stable "hard currency" countries such as Germany, Japan, and the United States, which benefited from lower interest rates. As weaker economic conditions spread throughout developed markets in the second half of the period, we diversified to securities in countries that were offering higher yields, such as Sweden, Italy, and Spain. These markets benefited from falling interest rates in

Germany and the U.S., and their local currencies also had greater potential for appreciation versus the U.S. dollar. We continued to limit our exposure to Japan, where interest rates were very low and, in our opinion, unlikely to decline further.

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.

PERFORMANCE SUMMARY

The Templeton Asset Allocation Fund delivered a total return of 22.48% for the one-year period ended December 31, 1995. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle.

The graph below shows how an investment in the Fund, since its inception, has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI). It also compares the Fund's performance to that of the unmanaged Morgan Stanley Capital International (MSCI) World Index and the Salomon Brothers World Bond Index. Please remember that the Fund's performance differs from that of the indices because the indices do not contain cash (the Fund generally carries a certain percentage of cash at any given time) and include no management charges or other expenses. Of course, one cannot invest directly in an index.

--------------------------------------------------------------------------------

TEMPLETON
ASSET ALLOCATION FUND
Periods ended 12/31/95
--------------------------------------------------------------------------------
                                                Since
                                              Inception
                    1-Year        5-Year      (8/24/88)
Average Annual
Total Return/1/     22.48%        15.66%        11.44%

Cumulative
Total Return/2/     22.48%       106.97%       121.73%

--------------------------------------------------------------------------------

1. Average annual total return represents the average annual increase in the value of an investment and assumes reinvestment of dividends and capital gains.

2. Cumulative total return represents the change in the Fund's net asset value and assumes reinvestment of dividends and capital gains.

Note: Total return figures do not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Past expense reductions by the Fund's manager increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of the countries where investments are made, and shares, when redeemed, may be worth more or less than their initial cost. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

TEMPLETON ASSET ALLOCATION FUND
Total Return Index Comparison - $10,000 Investment (8/24/88 - 12/31/95)

                [GRAPH APPEARS HERE SHOWING COMPARISON BETWEEN
           TEMPLETON ASSET ALLOCATION FUND/1/, MSCI WORLD INDEX/2/,
       SALOMON BROTHERS WORLD BOND INDEX/2/ AND CONSUMER PRICE INDEX/3/]


                                                    8/88         12/95
                                                   -------      -------
       Templeton Asset Allocation Fund             $10,000      $22,173
       MSCI World Index                             10,000       19,920
       Salomon Brothers World Bond Index            10,000       22,981
       Consumer Price Index                         10,000       12,918


1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Past performance is not predictive of future results.

2. Indices are unmanaged and include reinvested dividends or interest.

3. Source: U.S. Bureau of Labor Statistics.

TEMPLETON
BOND FUND

The Templeton Bond Fund seeks high current income through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world.

Investors enjoyed excellent performance from global bond markets during the fiscal year ended December 31, 1995. Bond prices rose steadily during the year due to slow economic growth, low inflation, and falling interest rates worldwide. And most foreign currencies appreciated versus the U.S. dollar, further increasing the value of foreign fixed-income securities. This was a welcome relief after a very difficult 1994 when interest rates rose dramatically and bond prices fell in many global markets.

The depreciating U.S. dollar was one key element that separated 1995's best and worst performing bond markets. Those outside the U.S. offered the highest returns, especially European markets such as Sweden, Denmark, Spain, Germany and France. One exception was the United Kingdom, whose currency versus the dollar remained essentially unchanged for the year. Japan's bond market performed poorly, as the yen depreciated significantly in July and August after appreciating in the beginning of 1995. The performance of bond markets closely tied to the U.S. market, like Australia's and New Zealand's, also lagged other markets because their currencies did not appreciate against the dollar as strongly as European currencies.

We responded to these market conditions in several ways. First, we lengthened the
--------------------------------------------------------------------------------

TEMPLETON BOND FUND
Geographic Distribution on 12/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

Europe                               43.7%
United States                        23.6%
Australia/New Zealand                12.0%
Asia                                 11.6%
Canada                                5.6%
Latin America                         3.5%

average maturity of our holdings because bonds with longer maturities generally tend to appreciate more than shorter-term bonds when interest rates decline. Additionally, we were selective concerning the markets in which we invested. At the beginning of the fiscal year, we favored the more stable "hard currency" countries such as Germany, Japan, and the United States, which benefited from lower interest rates. As weaker economic conditions spread throughout developed markets in the second half of the period, we diversified to securities in countries that were offering higher yields, such as Sweden, Italy, and Spain. These markets benefited from falling interest rates in Germany and the U.S., and their local currencies also had greater potential for appreciation versus the U.S. dollar. We continued to limit our exposure to Japan, where interest rates were very low and, in our opinion, unlikely to decline further.

The conditions that led to the strong performance of fixed-income markets in 1995 were still prevalent at year end, but we believed that they would exert their influence on different countries in 1996. Therefore, during the last three months of 1995, we increased our exposure to peripheral European markets like Italy, Spain and the United Kingdom, where local currencies were strong and interest rates likely to decline further. These markets may perform well when interest rates in Germany and the U.S. are relatively stable, as they were by the end of the reporting period. The Fund is also well-positioned to benefit from potentially lower interest rates and the possibility of currency appreciation in countries such as Australia, New Zealand and Canada.

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.

PERFORMANCE SUMMARY

The Templeton Bond Fund delivered a total return of 14.92% for the one-year period ended December 31, 1995. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle.

The graph below shows how an investment in the Fund, since its inception, has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI). It also compares the Fund's performance to that of the unmanaged Salomon Brothers World Bond Index. Please remember that the Fund's performance differs from that of an index because an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no management charges or other expenses. Of course, one cannot invest directly in an index.

--------------------------------------------------------------------------------
TEMPLETON BOND FUND
Periods ended 12/31/95
--------------------------------------------------------------------------------
                                                Since
                                              Inception
                    1-Year        5-Year      (8/24/88)
Average Annual
Total Return/1/     14.92%         8.30%         7.81%

Cumulative
Total Return/2/     14.92%        48.97%        73.76%
--------------------------------------------------------------------------------

1. Average annual total return represents the average annual increase in value of an investment and assumes reinvestment of dividends and capital gains.

2. Cumulative total return represents the change in the Fund's net asset value and assumes reinvestment of dividends and capital gains.
Note: Total return figures do not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Past expense reductions by the Fund's manager increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of the countries where investments are made, and shares, when redeemed, may be worth more or less than their initial cost. Past performance is not indicative of future results.

TEMPLETON BOND FUND
Total Return Index Comparison - $10,000 Investment (8/24/88 - 12/31/95)

    [GRAPH APPEARS HERE SHOWING COMPARISON BETWEEN TEMPLETON BOND FUND/1/,
       CONSUMER PRICE INDEX/3/ AND SALOMON BROTHER WORLD BOND INDEX/2/]


                                                    8/88         12/95
                                                   -------      -------
       Templeton Bond Fund                         $10,000      $17,376
       Consumer Price Index                         10,000       12,918
       Salomon Brothers World Bond Index            10,000       22,981

1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative chagres, maintenance fees, premium tax charges, mortality and expense risk chagres or other charges that may be incurred under the variable annuity contract for which the Fund serves as an underlying investment vehicle. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested interest.

3. Source: U.S. Bureau of Labor Statistics.

TEMPLETON
MONEY MARKET
FUND

The Templeton Money Market Fund seeks current income, stability of principal, and liquidity by investing in money market instruments with maturities not exceeding 397 days. The Fund may invest in short-term U.S. government securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper and repurchase agreements.*

On December 31, 1995, the Fund's 7-day annualized yield was 5.29% and the 30-day annualized yield was 5.36%.

Believing that inflation would rise following strong economic growth in 1994, the U.S. Federal Reserve Board (the "Fed") continued to tighten monetary policy by raising interest rates in February 1995. However, a moderating growth trend early in 1995 enabled the Fed to begin to ease its monetary policy in the middle of the year. Slower economic growth and relatively subdued inflation continued, which resulted in lower interest rates throughout the second half of the year.

Although we began to receive a small influx of capital by the end of the fiscal year, the Fund experienced a significant number of redemptions throughout the period as investors moved out of money funds to take advantage of rallies in stock and bond markets. Because of the need for liquidity, we kept the average maturity of the portfolio between 30 and 40 days.

The U.S. economy appeared to be losing momentum as we entered 1996. We believe that the Federal Reserve Board may continue to lower short-term interest rates if slow growth and low inflation persist. Monetary policy moves will also most likely be affected by the progress Congress and the President make toward a balanced budget agreement. In our opinion, further rate cuts are not likely until the budget impasse is resolved. As long as cash-flow activity permits, we intend to extend the Fund's average maturity to take advantage of possible future interest rate cuts.


*Please remember that an investment in the Fund is neither insured nor guaranteed by the U.S. government, and that there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Templeton Variable Products Series Fund
Templeton Stock Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                         YEAR ENDED DECEMBER 31
                              ------------------------------------------------
                                1995      1994      1993      1992      1991
                              --------  --------  --------  --------  --------
Net asset value, beginning
 of year                      $  16.94  $  17.53  $  13.33  $  12.72  $  10.29
                              --------  --------  --------  --------  --------
Income from investment
 operations:
   Net investment income           .40       .26       .23       .25       .27
   Net realized and unrealized
    gain (loss)                   3.80      (.64)     4.23       .64      2.49
                              --------  --------  --------  --------  --------
Total from investment
 operations                       4.20      (.38)     4.46       .89      2.76
                              --------  --------  --------  --------  --------
Distributions:
   Dividends from net
    investment income             (.27)     (.21)     (.25)     (.28)     (.33)
   Distributions from net
    realized gains                (.04)       --      (.01)       --        --
                              --------  --------  --------  --------  --------
Total distributions               (.31)     (.21)     (.26)     (.28)     (.33)
                              --------  --------  --------  --------  --------
Change in net asset value         3.89      (.59)     4.20       .61      2.43
                              --------  --------  --------  --------  --------
Net asset value, end of year  $  20.83  $  16.94  $  17.53  $  13.33  $  12.72
                              ========  ========  ========  ========  ========
TOTAL RETURN*                   25.24%   (2.20)%    34.00%     7.12%    27.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000)                        $498,777  $378,849  $298,392  $166,219  $116,943
Ratio of expenses to average
 net assets                       .66%      .73%      .73%      .75%      .82%
Ratio of net investment
 income to average net
 assets                          2.18%     1.81%     1.88%     2.36%     2.82%
Portfolio turnover rate         33.93%     5.10%     4.88%     8.10%    41.24%

* TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton Stock Fund
Investment Portfolio, December 31, 1995

--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                       ----------- ------------

COMMON STOCKS: 82.8%
Appliances & Household Durables: 1.1%
Sony Corp.                                  94,000 $  5,633,538
                                                   ------------
Automobiles: 2.6%
Bayerische Motorenwerke (BMW)                6,545    3,377,358
Ford Motor Co.                             130,000    3,770,000
Volvo AB, B                                290,500    5,947,805
                                                   ------------
                                                     13,095,163
                                                   ------------
Banking: 11.2%
Banco Bilbao Vizcaya                        73,200    2,637,131
BankAmerica Corp.                          130,000    8,417,500
Bankinter SA                                50,000    4,863,974
Banque Nationale de Paris                   30,000    1,353,278
Banque Nationale de Paris, ADR, 144A        10,600      478,158
Barnett Banks Inc.                          44,700    2,637,300
C.S. Holding, br.                           40,000    4,100,564
Chemical Banking Corp.                      88,000    5,170,000
Fokus Bank AS                               61,200      330,440
HSBC Holdings PLC                          460,540    6,968,403
National Australia Bank Ltd.               332,376    2,989,171
NationsBank Corp.                           59,000    4,107,875
Sparbanken Sverige AB, A, 144A             152,200    1,936,168
Unidanmark AS, A                           125,900    6,230,654
Westpac Banking Corp.                      882,346    3,908,597
                                                   ------------
                                                     56,129,213
                                                   ------------
Broadcasting & Publishing: 1.2%
News Corp. Ltd.                             96,427      514,587
News Corp. Ltd., ADR                       260,000    5,557,500
                                                   ------------
                                                      6,072,087
                                                   ------------
Business & Public Services: 3.4%
Columbia Healthcare Corp.                   40,087    2,034,415
*Tenet Healthcare Corp.                    200,000    4,150,000
Wheelabrator Technologies Inc.             370,000    6,197,500
WMX Technologies Inc.                      150,000    4,481,250
                                                   ------------
                                                     16,863,165
                                                   ------------
Chemicals: 5.0%
Akzo Nobel NV                               65,000    7,530,117
Bayer AG                                    16,000    4,248,666
DSM NV                                      15,000    1,235,878
Rhone-Poulenc SA, A                        286,200    6,130,770
Solvay SA                                   10,800    5,862,385
                                                   ------------
                                                     25,007,816
                                                   ------------
Data Processing & Reproduction: 1.1%
*Newbridge Networks Corp.                  130,000    5,378,750
                                                   ------------
Electrical & Electronics: 4.2%
Alcatel Alsthom SA                          32,385    2,792,107
BBC Brown Boveri Ltd., br.                   7,297    8,476,792
*DSC Communications Corp.                   73,700    2,717,688
Hitachi Ltd.                               274,000    2,758,968
Motorola Inc.                               72,000    4,104,000
                                                   ------------
                                                     20,849,555
                                                   ------------

                                            SHARES       VALUE
                                          ----------- ------------

Electronic Components &
 Instruments: 1.5%
Intel Corp.                                   132,000 $  7,491,000
                                                      ------------
Energy Equipment & Services: 0.3%
Helikopter Service AS                         104,550    1,279,207
                                                      ------------
Energy Sources: 2.8%
Societe Elf Aquitane SA                        92,520    6,816,667
Total SA, B                                    95,000    6,411,579
Transportadora de Gas del Sur SA, ADR, B       52,200      672,075
                                                      ------------
                                                        13,900,321
                                                      ------------
Financial Services: 4.3%
American Express Co.                          125,000    5,171,875
Dean Witter Discover & Co.                    110,612    5,198,764
Federal National Mortgage Assn.                88,400   10,972,650
                                                      ------------
                                                        21,343,289
                                                      ------------
Food & Household Products: 2.4%
Burns Philp & Co. Ltd.                      3,177,503    7,108,666
*Grupo Embotellador de Mexico SA, B           187,500      298,931
Nestle SA                                       4,000    4,424,794
                                                      ------------
                                                        11,832,391
                                                      ------------
Forest Products & Paper: 3.7%
Asia Pacific Resources International, A       680,000    3,230,000
Assidomaen AB                                 150,000    3,251,812
Carter Holt Harvey Ltd.                     1,239,126    2,673,254
Enso Gutzeit OY, R                            463,300    3,086,467
International Paper Co.                        98,000    3,711,750
Stora Kopparbergs Bergslags AB, B             225,000    2,692,907
                                                      ------------
                                                        18,646,190
                                                      ------------
Health & Personal Care: 7.1%
Astra AB, A                                   100,000    3,989,492
Astra AB, B                                   142,100    5,626,282
Ciba-Geigy AG                                   6,500    5,719,549
*Pharmacia & Upjohn                           300,500   11,644,375
SmithKline Beecham PLC, ADR                   148,300    8,230,650
                                                      ------------
                                                        35,210,348
                                                      ------------
Industrial Components: 2.3%
Goodyear Tire & Rubber Co.                    110,000    4,991,250
Madeco Manufacturera de Cobre SA, ADR         250,000    6,750,000
                                                      ------------
                                                        11,741,250
                                                      ------------
Insurance: 5.3%
Aegon NV                                      200,000    8,863,367
Aetna Life & Casualty Co.                      70,000    4,847,500
American International Group Inc.              43,593    4,032,353
Ing Groep NV                                   90,000    6,022,096
Torchmark Corp.                                60,000    2,715,000
                                                      ------------
                                                        26,480,316
                                                      ------------
Leisure & Tourism: 1.2%
Kuoni Reisen Holding AG, B                      3,700    5,934,114
                                                      ------------

Templeton Variable Products Series Fund
Templeton Stock Fund
Investment Portfolio, December 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                   SHARES       VALUE
                                                 ----------- ------------

COMMON STOCKS (CONT.)
Merchandising: 2.6%
*Federated Department Stores Inc.                    200,000 $  5,500,000
Home Depot Inc.                                      110,000    5,266,250
Limited Inc.                                         134,500    2,336,938
                                                             ------------
                                                               13,103,188
                                                             ------------
Metals & Mining: 1.7%
Companhia Siderurgica Nacional                    16,300,000      335,408
Outokumpu OY, A                                      311,000    4,929,590
Reynolds Metals Co.                                   55,500    3,142,688
                                                             ------------
                                                                8,407,686
                                                             ------------
Multi-Industry: 2.0%
Hutchison Whampoa Ltd.                               865,600    5,272,520
Jardine Matheson Holdings Ltd.                       505,631    3,463,572
Jardine Strategic Holdings Ltd.                      350,048    1,071,148
*Jardine Strategic Holdings Ltd., wts.                38,894       12,446
Pacific Dunlop Ltd.                                    4,295       10,056
                                                             ------------
                                                                9,829,742
                                                             ------------
Real Estate: 1.3%
Summit Properties Inc., REIT                         333,800    6,634,275
                                                             ------------
Telecommunications: 5.9%
Alcatel Cable SA                                      97,088    7,018,410
Compania de Telecomunicaciones de Chile SA, ADR       23,000    1,906,125
STET (Sta Finanziaria Telefonica Torino) SPA       1,094,500    3,090,029
Telefonica de Argentina SA, B, ADR                    81,000    2,207,250
Telefonica de Espana SA                              421,500    5,837,758
Telefonos de Mexico SA, L, ADR                       221,800    7,069,875
*Worldcom Inc.                                        72,400    2,552,100
                                                             ------------
                                                               29,681,547
                                                             ------------
Textiles & Apparel: 0.6%
*Fruit of the Loom Inc., A                           125,000    3,046,875
                                                             ------------
Transportation: 0.8%
*Bremer Vulkan Verbund AG                            104,000    2,900,875
Koninklijke Nedlloyd NV                               40,000      908,807
                                                             ------------
                                                                3,809,682
                                                             ------------

                                                         SHARES       VALUE
                                                       ----------- ------------

Utilities-Electrical & Gas: 7.2%
American Electric Power Co. Inc.                            61,000 $  2,470,500
*CEZ                                                       100,000    3,615,090
Endesa-Empresa Nacional de Electricidad SA                 115,000    6,513,190
Evn Energie-Versorgung Niederoesterreich AG                 53,000    7,272,502
Iberdrola SA                                               706,000    6,460,511
Southern Co.                                               142,000    3,496,750
VEBA AG                                                    140,000    5,994,212
                                                                   ------------
                                                                     35,822,755
                                                                   ------------
TOTAL COMMON STOCKS (cost $312,081,491)                             413,223,463
                                                                   ------------
PREFERRED STOCKS: 2.5%
Cemig-Cia Energetica de Minas Gerais, pfd.              12,676,000      280,399
Dairy Farm International Holdings Ltd., 6.50%, conv.,
 pfd.                                                      162,000      130,410
News Corp. Ltd., pfd.                                      248,213    1,160,408
News Corp. Ltd., pfd., ADR                                 130,000    2,502,500
Telebras-Telecomunicacoes Brasileiras SA, pfd.         143,434,677    6,906,469
Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR         31,300    1,482,838
                                                                   ------------
TOTAL PREFERRED STOCKS (cost $6,833,372)                             12,463,024
                                                                   ------------


                                                     PRINCIPAL
                                                      IN LOCAL
                                                     CURRENCY**
                                                     ----------
BONDS: 0.1%
 (cost $115,260)
Jardine Strategic Holdings Ltd., 7.50%, conv.,
 5/07/49                                        U.S.    113,000      123,170
                                                                ------------
SHORT TERM OBLIGATIONS: 13.4%
 (cost $67,028,851)
U.S. Treasury Bills, 4.25% to 5.34% with
 maturities to 2/22/96                          U.S. 67,319,000   67,072,234
                                                                ------------
TOTAL INVESTMENTS: 98.8%
 (cost $386,058,974)                                             492,881,891
OTHER ASSETS, LESS LIABILITIES: 1.2%                               5,895,238
                                                                ------------
TOTAL NET ASSETS: 100.0%                                        $498,777,129
                                                                ============

 * NON-INCOME PRODUCING.
** PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton International Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                  PERIOD FROM
                                                                  MAY 1, 1992
                                    YEAR ENDED DECEMBER 31       (COMMENCEMENT
                                   --------------------------- OF OPERATIONS) TO
                                     1995      1994     1993   DECEMBER 31, 1992
                                   --------  --------  ------- -----------------
Net asset value, beginning of
 period                            $  13.22  $  13.83  $  9.39      $ 10.00
                                   --------  --------  -------      -------
Income from investment
 operations:
 Net investment income                  .23       .12      .10          .06
 Net realized and unrealized gain
  (loss)                               1.83      (.42)    4.34         (.67)
                                   --------  --------  -------      -------
Total from investment operations       2.06      (.30)    4.44         (.61)
                                   --------  --------  -------      -------
Distributions:
 Dividends from net investment
  income                               (.10)     (.08)      --           --
 Distributions from net realized
  gains                                (.05)     (.23)      --           --
                                   --------  --------  -------      -------
Total distributions                    (.15)     (.31)      --           --
                                   --------  --------  -------      -------
Change in net asset value              1.91      (.61)    4.44         (.61)
                                   --------  --------  -------      -------
Net asset value, end of year       $  15.13  $  13.22  $ 13.83      $  9.39
                                   ========  ========  =======      =======
TOTAL RETURN*                        15.78%   (2.22)%   47.28%      (6.10)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)      $353,141  $150,090  $43,877      $ 7,050
Ratio of expenses to average net
 assets                                .71%      .83%     .95%        1.40%**
Ratio of expenses, net of
 reimbursement, to average net
 assets                                .71%      .83%     .95%        1.00%**
Ratio of net investment income to
 average net assets                   2.36%     1.89%    1.62%        1.76%**
Portfolio turnover rate               5.19%     6.32%   15.65%        4.50%

 * TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.
** ANNUALIZED.



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton International Fund
Investment Portfolio, December 31, 1995

--------------------------------------------------------------------------------

                                                     SHARES      VALUE
                                                   ---------- ------------

COMMON STOCKS: 88.2%
Appliances & Household Durables: 0.6%
Email Ltd.                                            432,000 $  1,027,471
Sony Corp.                                             21,000    1,258,556
                                                              ------------
                                                                 2,286,027
                                                              ------------
Automobiles: 3.9%
Bayerische Motorenwerke (BMW)                           1,200      619,225
Regie Nationale des Usines Renault SA                  78,000    2,245,865
Volkswagen AG                                          10,500    3,521,844
Volvo AB, B                                           364,600    7,464,956
                                                              ------------
                                                                13,851,890
                                                              ------------
Banking: 17.5%
ABN AMRO NV                                            99,050    4,519,415
Argentaria Corporacion Bancaria de Espana SA           13,000      535,862
Argentaria Corporacion Bancaria de Espana SA, ADR       7,300      146,913
Australia & New Zealand Banking Group Ltd.          1,037,510    4,865,834
Banco Bilbao Vizcaya                                    9,000      324,237
Banco Ganadero SA, ADR, C                              20,000      260,000
Banco Popular Espanol                                  16,000    2,950,701
Banco Portugues de Investimento SA                     18,700      223,513
Bangkok Bank Public Co. Ltd., fgn.                    373,800    4,540,802
Bankinter SA                                           32,000    3,112,943
Banque Nationale de Paris                              96,000    4,330,488
Banque Nationale de Paris, ADR, 144A                   11,800      532,289
Barclays PLC                                           30,200      346,593
C.S. Holding, br.                                      10,000    1,025,141
Canadian Imperial Bank of Commerce                    160,000    4,761,382
Daegu Bank Co. Ltd.                                    40,000      614,012
*Den Norske Bank                                    1,100,000    2,848,076
Grupo Financiero Banamex Accival SA, B                335,000      561,011
Grupo Financiero Banamex Accival SA, L                 19,900       29,560
HSBC Holdings PLC                                      35,800    5,416,877
National Bank of Canada                               440,000    3,585,687
*Philippine National Bank                              83,462      922,759
PT Panin Bank, fgn.                                   250,000      224,142
Shinhan Bank Co. Ltd.                                  30,600      685,763
Sparbanken Sverige AB, A, 144A                        152,000    1,933,624
Stadshypotek AB, A                                     50,000    1,001,137
Standard Chartered PLC                                 86,200      733,594
Svenska Handelsbanken, A                               48,000      997,222
Unidanmark AS, A                                      100,000    4,948,891
Westpac Banking Corp.                               1,121,849    4,969,542
                                                              ------------
                                                                61,948,010
                                                              ------------
Broadcasting & Publishing: 0.9%
Grupo Televisa SA, GDS                                  4,800      108,000
News Corp. Ltd., ADR                                  125,200    2,676,150
Oriental Press Group Limited                        1,277,000      388,096
South China Morning Post Holdings Ltd.                158,000       96,547
                                                              ------------
                                                                 3,268,793
                                                              ------------
Building Materials & Components: 0.5%
*Cementos Paz del Rio SA, ADR, 144A                    21,000      315,000
Cie de Saint Gobain                                    13,454    1,467,110
                                                              ------------
                                                                 1,782,110
                                                              ------------

                                                       SHARES      VALUE
                                                     ---------- ------------

Business & Public Services: 0.2%
Ecco SA                                                   2,250 $    340,464
Societe Generale de Surveillance Holdings Ltd., br.         100      198,526
                                                                ------------
                                                                     538,990
                                                                ------------
Chemicals: 5.6%
Akzo Nobel NV                                            40,000    4,633,918
Bayer AG                                                  1,110      294,751
DSM NV                                                   16,000    1,318,270
European Vinyls Corp. EVC International NV               50,000    1,301,417
Kemira OY, 144A                                         454,500    3,810,905
Rhone-Poulenc SA, A                                     189,800    4,065,759
Solvay SA                                                 8,100    4,396,789
                                                                ------------
                                                                  19,821,809
                                                                ------------
Data Processing & Reproduction: 1.1%
*Newbridge Networks Corp.                                90,000    3,723,750
Sligos SA                                                 2,000      164,999
                                                                ------------
                                                                   3,888,749
                                                                ------------
Electrical & Electronics: 5.2%
Alcatel Alsthom SA                                       72,000    6,207,556
BBC Brown Boveri Ltd., br.                                4,000    4,646,727
Hitachi Ltd.                                            250,000    2,517,306
Philips Electronics NV                                  135,000    4,887,335
                                                                ------------
                                                                  18,258,924
                                                                ------------
Energy Equipment & Services: 0.4%
Koninklijke Pakhoed NV                                   55,000    1,513,950
                                                                ------------
Energy Sources: 3.2%
Repsol SA                                                 2,500       81,925
Societe Elf Aquitane SA                                  43,600    3,212,350
Total SA, B                                              70,000    4,724,321
YPF Sociedad Anonima, ADR                               144,700    3,129,138
                                                                ------------
                                                                  11,147,734
                                                                ------------
Financial Services: 0.5%
Govett & Co. Ltd.                                        23,600       84,663
Invesco PLC                                              65,000      255,894
Korea Fund Inc.                                          45,660    1,004,520
Peregrine Investments Holdings Ltd.                     300,000      387,973
                                                                ------------
                                                                   1,733,050
                                                                ------------
Food & Household Products: 1.6%
Burns Philp & Co. Ltd.                                1,878,200    4,201,883
*Grupo Embotellador de Mexico SA, B                     250,800      399,850
*Grupo Embotellador de Mexico SA de CV, GDR              38,200      353,350
Nestle SA                                                   560      619,471
Vitro SA                                                 26,700       41,529
Vitro SA, ADR                                            12,720       60,420
                                                                ------------
                                                                   5,676,503
                                                                ------------
Forest Products & Paper: 4.1%
Assidomaen AB                                            60,000    1,300,725
Cartiere Burgo SPA                                       21,600      107,589
Enso Gutzeit OY, R                                      200,000    1,332,384

Templeton Variable Products Series Fund
Templeton International Fund
Investment Portfolio, December 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                          SHARES      VALUE
                                                        ---------- ------------

COMMON STOCKS (CONT.)
Fletcher Challenge Ltd., Forestry Division               2,050,000 $  2,921,602
Kimberly Clark de Mexico SA, A                             159,500    2,406,455
Metsa Serla OY, B                                           80,450    2,476,465
Munksjo AB                                                  70,000      458,415
Stora Kopparbergs Bergslags AB, B                          300,000    3,590,543
                                                                   ------------
                                                                     14,594,178
                                                                   ------------
Health & Personal Care: 6.2%
Astra AB, A                                                 30,000    1,196,848
Astra AB, B                                                 52,000    2,058,879
Ciba-Geigy AG                                                4,000    3,519,723
Hafslund Nycomed SA, B                                      65,000    1,647,037
Medeva PLC                                                   1,578        6,568
*Pharmacia & Upjohn                                        219,800    8,517,250
SmithKline Beecham PLC, ADR                                 90,000    4,995,000
                                                                   ------------
                                                                     21,941,305
                                                                   ------------
Insurance: 3.9%
Aegon NV                                                    28,352    1,256,471
Baloise-Holding                                              1,600    3,328,999
Ing Groep NV                                                45,000    3,011,048
London Insurance Group Inc.                                 50,000    1,011,794
Skandia Foersaekrings AB, free                             180,000    4,864,169
Swiss Reinsurance Co.                                          400      465,366
                                                                   ------------
                                                                     13,937,847
                                                                   ------------
Machinery & Engineering: 1.0%
Hitachi Koki Co. Ltd.                                      100,000      906,230
*Tampella AB OY                                          1,369,300    1,730,066
*Tampella AB OY, 144A                                       62,666       79,176
Valmet OY                                                   39,000      967,586
                                                                   ------------
                                                                      3,683,058
                                                                   ------------
Merchandising: 2.1%
Argyll Group PLC                                           400,000    2,112,064
*Cifra SA, B                                             2,470,000    2,567,647
Dairy Farm International Holdings Ltd.                     839,000      771,880
Karstadt AG                                                  5,000    2,050,138
                                                                   ------------
                                                                      7,501,729
                                                                   ------------
Metals & Mining: 1.2%
*Bohler Uddeholm AG, 144A                                   39,610    3,021,717
China Steel Corp., ADR, 144A                                10,000      174,800
Companhia Siderurgica Nacional                          12,700,000      261,330
Maanshan Iron & Steel Co. Ltd., H                        1,000,000      139,670
Pechiney SA, invt. ctf.                                      3,950      149,224
*Pechiney SA, wts.                                           3,950            8
SIG--Schweizerische Industrie Gesellschaft Holdings AG         160      334,287
                                                                   ------------
                                                                      4,081,036
                                                                   ------------
Multi-Industry: 4.8%
Cheung Kong Holdings Ltd.                                  850,000    5,177,498
*DESC SA, B                                                 84,000      308,127
Hutchison Whampoa Ltd.                                     600,000    3,654,704
Jardine Matheson Holdings Ltd.                             566,800    3,882,580
Jardine Strategic Holdings Ltd.                            225,000      688,500
*Jardine Strategic Holdings Ltd., wts.                      25,000        8,000

                                                         SHARES      VALUE
                                                       ---------- ------------

Swire Pacific Ltd., A                                     400,000 $  3,103,783
Wheelock & Co. Ltd.                                       126,000      215,907
                                                                  ------------
                                                                    17,039,099
                                                                  ------------
Real Estate: 0.5%
Hang Lung Development Co. Ltd.                            700,000    1,113,482
New World Development Co. Ltd.                            152,783      665,863
                                                                  ------------
                                                                     1,779,345
                                                                  ------------
Recreation, Other Consumer Goods: 0.3%
SMH AG, br.                                                 1,800    1,076,723
                                                                  ------------
Telecommunications: 9.9%
Compania de Telecomunicaciones de Chile SA, ADR            28,300    2,345,363
Hong Kong Telecommunications Ltd.                       2,100,000    3,747,818
Koninklijke PTT Nederland                                 120,000    4,366,769
Philippine Long Distance Telephone Co., ADR                 4,000      216,500
STET (Sta Finanziaria Telefonica Torino) SPA, di Risp   1,850,000    3,769,306
Telecom Italia Spa, di Risp                             4,850,000    5,914,969
Tele Danmark AS, B                                         82,500    4,498,542
Telefonica de Argentina SA, B, ADR                        132,000    3,597,000
Telefonica de Espana SA, ADR                               70,000    2,931,250
Telefonos de Mexico SA, L, ADR                            112,600    3,589,125
                                                                  ------------
                                                                    34,976,642
                                                                  ------------
Transportation: 0.8%
*Bremer Vulkan Verbund AG                                  84,000    2,343,015
Koninklijke Nedlloyd NV                                    24,800      563,460
                                                                  ------------
                                                                     2,906,475
                                                                  ------------
Utilities-Electrical & Gas: 12.1%
Australian Gas & Light Company                          1,000,000    3,753,419
*CEZ                                                       19,000      686,867
Compania Sevillana de Electricidad                        660,000    5,125,474
Consolidated Electric Power Asia Ltd., ADR, 144A           32,000      578,000
Electricas Reunidas de Zaragoza                            41,250      931,781
Electricidad de Caracas                                   753,455      514,879
Endesa-Empresa Nacional de Electricidad SA, ADR            60,000    3,435,000
Endesa-Empresa Nacional de Electricidad SA                  1,000       56,636
Evn Energie-Versorgung Niederoesterreich AG                40,500    5,557,289
Hongkong Electric Holdings Ltd.                           131,000      429,467
Iberdrola SA                                              626,500    5,733,017
National Power PLC                                        516,000    3,602,031
Shandong Huaneng Power                                    100,000      675,000
Southern Electric PLC                                     185,000    2,597,217
Thames Water Group PLC                                    549,000    4,791,558
VEBA AG                                                    98,000    4,195,949
                                                                  ------------
                                                                    42,663,584
                                                                  ------------
Wholesale & International Trade: 0.1%
Computer 2000 AG                                              400      119,382
                                                                  ------------
TOTAL COMMON STOCKS (cost $282,274,312)                            312,016,942
                                                                  ------------

Templeton Variable Products Series Fund
Templeton International Fund
Investment Portfolio, December 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                         SHARES      VALUE
                                                       ---------- ------------

PREFERRED STOCKS: 2.2%
ABN Amro NV, conv., pfd.                                      803 $     34,484
Cemig-Cia Energetica de Minas Gerais, pfd.             10,123,000      223,926
Dairy Farm International Holdings Ltd., 6.50%, conv.,
 pfd.                                                       6,000        4,830
News Corp. Ltd., pfd., ADR                                110,100    2,119,425
Telebras-Telecomunicacoes Brasileiras SA, pfd.          4,866,533      234,327
Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR       108,800    5,154,400
                                                                  ------------
TOTAL PREFERRED STOCKS (cost $5,758,228)                             7,771,392
                                                                  ------------


                                                     PRINCIPAL
                                                      IN LOCAL
                                                     CURRENCY**    VALUE
                                                     ---------- ------------
BONDS: 0.1% (cost $13,260)
Jardine Strategic Holdings Ltd., 7.50%, conv.,
 5/07/49                                        U.S.     13,000 $     14,170
                                                                ------------
SHORT TERM OBLIGATIONS: 10.4%
 (cost $36,606,430)
U.S. Treasury Bills, 4.25% to 5.34% with
 maturities to 2/22/96                          U.S. 36,793,000   36,624,251
                                                                ------------
TOTAL INVESTMENTS: 100.9%
 (cost $324,652,230)                                             356,426,755
OTHER ASSETS, LESS LIABILITIES: (0.9)%                            (3,285,581)
                                                                ------------
TOTAL NET ASSETS: 100.0%                                        $353,141,174
                                                                ============

 *  NON-INCOME PRODUCING.
** PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton Asset Allocation Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                        YEAR ENDED DECEMBER 31
                            ---------------------------------------------------
                              1995      1994      1993     1992     1991
                            --------  --------  --------  -------  -------
Net asset value, beginning
 of year                    $  15.69  $  16.55  $  13.49  $ 12.85  $ 10.45
                            --------  --------  --------  -------  -------
Income from investment
 operations:
 Net investment income           .57       .44       .42      .39      .40
 Net realized and
  unrealized gain (loss)        2.87      (.92)     3.03      .66     2.38
                            --------  --------  --------  -------  -------
Total from investment
 operations                     3.44      (.48)     3.45     1.05     2.78
                            --------  --------  --------  -------  -------
Distributions:
 Dividends from net
  investment income             (.41)     (.31)     (.35)    (.41)    (.38)
 Distributions from net
  realized gains                  --      (.07)     (.04)      --       --
                            --------  --------  --------  -------  -------
Total distributions             (.41)     (.38)     (.39)    (.41)    (.38)
                            --------  --------  --------  -------  -------
Change in net asset value       3.03      (.86)     3.06      .64     2.40
                            --------  --------  --------  -------  -------
Net asset value, end of
 year                       $  18.72  $  15.69  $  16.55  $ 13.49  $ 12.85
                            ========  ========  ========  =======  =======
TOTAL RETURN*                 22.48%   (2.96)%    26.12%    8.42%   27.05%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000)                      $406,123  $288,172  $183,360  $79,242  $35,821
Ratio of expenses to
 average net assets             .66%      .75%      .77%     .80%     .89%
Ratio of net investment
 income to average net
 assets                        3.73%     4.02%     4.16%    4.47%    3.99%
Portfolio turnover rate       43.02%    51.36%    81.50%  120.53%   76.65%

* TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton Asset Allocation Fund
Investment Portfolio, December 31, 1995

--------------------------------------------------------------------------------

                                          SHARES      VALUE
                                        ---------- ------------

COMMON STOCKS: 55.6%
Appliances & Household Durables: 0.6%
Sony Corp.                                  42,000 $  2,517,113
                                                   ------------
Automobiles: 1.5%
Ford Motor Co.                              42,000    1,218,000
General Motors Corp.                        40,000    2,085,000
Volvo AB, B                                130,000    2,661,669
                                                   ------------
                                                      5,964,669
                                                   ------------
Banking: 9.3%
Banco Popular Espanol                        3,220      593,829
Bangkok Bank Public Co. Ltd., fgn.         157,800    1,916,904
BankAmerica Corp.                           64,000    4,144,000
Bankinter SA                                39,625    3,854,699
Banque Nationale de Paris                   15,000      676,639
Banque Nationale de Paris, ADR, 144A         5,400      243,590
Barclays PLC                               137,500    1,578,030
Barnett Banks Inc.                          15,000      885,000
C.S. Holding, br.                           15,250    1,563,340
Canadian Imperial Bank of Commerce          70,000    2,083,104
Chemical Banking Corp.                      50,000    2,937,500
Citicorp                                    60,000    4,035,000
Crestar Financial Corp.                     46,000    2,719,750
Grupo Financiero Banamex Accival SA, B     200,000      334,932
HSBC Holdings PLC                          282,200    4,269,952
National Australia Bank Ltd.                50,603      455,090
NationsBank Corp.                           30,000    2,088,750
Sparbanken Sverige AB, A, 144A             113,800    1,447,674
Westpac Banking Corp.                      449,074    1,989,298
                                                   ------------
                                                     37,817,081
                                                   ------------
Broadcasting & Publishing: 0.8%
News Corp. Ltd., ADR                       160,000    3,420,000
                                                   ------------
Business & Public Services: 1.1%
*Tenet Healthcare Corp.                     70,000    1,452,500
WMX Technologies Inc.                      100,000    2,987,500
                                                   ------------
                                                      4,440,000
                                                   ------------
Chemicals: 3.0%
Akzo Nobel NV                               48,700    5,641,795
Bayer AG                                     4,400    1,168,383
DSM NV                                      25,000    2,059,797
Rhone-Poulenc SA, A                         61,800    1,323,835
Solvay SA                                    4,000    2,171,254
                                                   ------------
                                                     12,365,064
                                                   ------------
Data Processing & Reproduction: 1.5%
*Microsoft Corp.                            25,000    2,193,750
*Newbridge Networks Corp.                   90,000    3,723,750
                                                   ------------
                                                      5,917,500
                                                   ------------
Electrical & Electronics: 3.4%
Alcatel Alsthom SA                          27,619    2,381,201
BBC Brown Boveri Ltd., br.                   4,260    4,948,765
*DSC Communications Corp.                   63,900    2,356,313
Hitachi Ltd.                                80,000      805,538
Motorola Inc.                                4,000      228,000
Philips Electronics NV                      90,000    3,258,224
                                                   ------------
                                                     13,978,041
                                                   ------------

                                             SHARES      VALUE
                                            --------   ---------

Electronic Components & Instruments: 1.1%
BICC                                         570,000 $ 2,443,161
Intel Corp.                                   36,000   2,043,000
                                                     -----------
                                                       4,486,161
                                                     -----------
Energy Sources: 0.7%
Societe Elf Aquitane SA                        4,000     294,711
Total SA, B                                   39,000   2,632,122
                                                     -----------
                                                       2,926,833
                                                     -----------
Financial Services: 4.0%
American Express Co.                         129,000   5,337,375
Dean Witter Discover & Co.                    74,683   3,510,101
Federal National Mortgage Assn.               40,000   4,965,000
MBNA Corp.                                    57,500   2,120,313
Peregrine Investments Holdings Ltd.          350,000     452,635
                                                     -----------
                                                      16,385,424
                                                     -----------
Food & Household Products: 1.2%
Burns Philp & Co. Ltd.                     1,603,300   3,586,881
*Grupo Embotellador de Mexico SA, B          176,700     281,712
Unilever NV                                    3,400     478,559
Unilever PLC                                  12,300     252,716
Vitro SA, ADR                                 49,800     236,550
                                                     -----------
                                                       4,836,418
                                                     -----------
Forest Products & Paper: 2.1%
Assidomaen AB                                 90,000   1,951,087
Carter Holt Harvey Ltd.                      293,020     632,153
Enso Gutzeit OY, R                           225,000   1,498,932
International Paper Co.                       50,000   1,893,750
Stora Kopparbergs Bergslags AB, B            225,000   2,692,907
                                                     -----------
                                                       8,668,829
                                                     -----------
Health & Personal Care: 3.3%
Astra AB, B                                   45,000   1,781,722
Medeva PLC                                   233,722     972,753
*Pharmacia & Upjohn                          241,000   9,338,750
SmithKline Beecham PLC, ADR                   25,000   1,387,500
                                                     -----------
                                                      13,480,725
                                                     -----------
Industrial Components: 0.9%
Goodyear Tire & Rubber Co.                    60,000   2,722,500
Madeco Manufacturera de Cobre SA, ADR         34,700     936,900
                                                     -----------
                                                       3,659,400
                                                     -----------
Insurance: 3.0%
Aegon NV                                      62,500   2,769,802
Aetna Life & Casualty Co.                     16,700   1,156,475
Allstate Corp.                                65,935   2,711,577
ING Groep NV                                  50,000   3,345,609
Torchmark Corp.                               45,000   2,036,250
                                                     -----------
                                                      12,019,713
                                                     -----------
Merchandising: 2.8%
Dairy Farm International Holdings Ltd.     1,000,000     920,000
*Federated Department Stores Inc.            200,000   5,500,000
Home Depot Inc.                               65,000   3,111,875
Sears Roebuck & Co.                           42,000   1,638,000
                                                     -----------
                                                      11,169,875
                                                     -----------

Templeton Variable Products Series Fund
Templeton Asset Allocation Fund
Investment Portfolio December 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                    SHARES      VALUE
                                                  ---------- ------------

COMMON STOCKS (CONT.)
Metals & Mining: 0.4%
Companhia Siderurgica Nacional                    16,100,000 $    331,293
Reynolds Metals Co.                                   22,000    1,245,750
                                                             ------------
                                                                1,577,043
                                                             ------------
Multi-Industry: 2.1%
Cheung Kong Holdings Ltd.                            600,000    3,654,704
Hutchison Whampoa Ltd.                               444,000    2,704,481
Jardine Matheson Holdings Ltd.                       220,800    1,512,480
Jardine Strategic Holdings Ltd.                      168,750      516,375
                                                             ------------
                                                                8,388,040
                                                             ------------
Real Estate: 0.3%
New World Development Co. Ltd.                       303,543    1,322,910
                                                             ------------
Telecommunications: 7.0%
Alcatel Cable SA                                      47,672    3,446,169
MCI Communications Corp.                             196,000    5,120,500
*SPT Telecom AS                                       31,950    3,019,350
STET (Sta Finanziaria Telefonica Torino) SPA         477,000    1,346,682
STET (Sta Finanziaria Telefonica Torino) SPA, di
 Risp                                              1,200,000    2,444,955
Telefonica de Argentina SA, B, ADR                    60,000    1,635,000
Telefonica de Espana SA                              260,000    3,600,989
Telefonos de Mexico SA, L, ADR                       180,900    5,766,188
*Worldcom Inc.                                        60,100    2,118,525
                                                             ------------
                                                               28,498,358
                                                             ------------
Textiles & Apparel: 1.9%
*Fruit of the Loom Inc., A                           160,000    3,900,000
Nike Inc., B                                          54,000    3,759,750
                                                             ------------
                                                                7,659,750
                                                             ------------
Transportation: 1.1%
Koninklijke Nedlloyd NV                               50,000    1,136,009
Unitor AS                                            240,000    3,296,443
                                                             ------------
                                                                4,432,452
                                                             ------------
Utilities-Electrical & Gas: 2.5%
American Electric Power Co., Inc.                     20,000      810,000
*CEZ                                                   6,280      227,028
Endesa-Empresa Nacional de
 Electricidad SA                                      30,500    1,727,411
Endesa-Empresa Nacional de
 Electricidad SA, ADR                                 22,000    1,259,500
Iberdrola SA                                          85,000      777,824
Pinnacle West Capital Corp.                           40,000    1,150,000
Southern Co.                                          34,000      837,250
Southern Electric PLC                                120,000    1,684,681
VEBA AG                                               35,000    1,498,553
                                                             ------------
                                                                9,972,247
                                                             ------------
TOTAL COMMON STOCKS (cost $171,701,680)                       225,903,646
                                                             ------------
PREFERRED STOCKS: 2.2%
Cemig-Cia Energetica de Minas Gerais, pfd.        12,676,000      280,399
News Corp. Ltd., pfd.                                200,000      935,010
News Corp. Ltd., pfd., ADR                            80,000    1,540,000
Santander Finance Ltd., B, pfd.                       91,500    2,253,188

                                            SHARES      VALUE
                                          ---------- ------------

Telebras-Telecomunicacoes Brasileiras
 SA, pfd.                                 40,981,336 $  1,973,277
Telebras-Telecomunicacoes Brasileiras
 SA, pfd., ADR                                45,600    2,160,300
                                                     ------------
TOTAL PREFERRED STOCKS (cost $5,933,046)                9,142,174
                                                     ------------

                                                     PRINCIPAL
                                                     IN LOCAL
                                                    CURRENCY**
                                                   -------------

BONDS: 31.7%
Buoni Poliennali del Tes:
 8.50%, 8/01/99                               Itl. 1,245,000,000  $   777,219
 10.50%, 9/01/05                              Itl. 1,935,000,000    1,151,314
Deutsche Bundespost, 7.75%, 10/01/04          Ger.     3,640,000    2,788,793
Essar Gujarat Ltd.,
 8.40%, FRN, 7/15/99, 144A                    U.S.     2,765,000    2,737,350
Eurofima,
 9.875%, 1/17/07                              Aus.     1,000,000      810,144
European Investment Bank,
 5.875%, 11/26/99                             Jpn.   280,000,000    3,171,128
Federal Home Loan Bank,
 7.735%, 2/09/98                              U.S.     1,700,000    1,779,152
Federal Home Loan Mortgage Corp., 7.82%,
 1/27/98                                      U.S.     2,240,000    2,347,090
Federal National Mortgage Assn., 7.74%,
 2/03/98                                      U.S.     4,100,000    4,293,520
Federal Republic of Germany, Bundes, 8.00%,
 1/21/02                                      Ger.     2,400,000    1,886,127
Federal Republic of Germany, Bundeschatweis,
 6.875%, 12/02/98                             Ger.     2,145,000    1,601,215
Federal Republic of Germany, Bundesobl 110,
 5.375%, 2/22/99                              Ger.     2,630,000    1,891,003
Federal Republic of Germany,
 Unity, 8.75%, 8/20/01                        Ger.     5,140,000    4,175,298
Government of Canada,
 10.50%, 3/01/01                              Can.     4,140,000    3,538,477
Government of Denmark:
 9.00%, 11/15/98                              Den.     4,328,000      848,418
 8.00%, 5/15/03                               Den.     8,392,000    1,605,517
Government of France:
 8.125%, 5/25/99                               Fr.    10,560,000    2,321,281
 8.50%, 3/28/00                                Fr.     9,612,000    2,158,725
 9.50%, 1/25/01                                Fr.     9,058,000    2,129,934
Government of Italy,
 10.50%, 7/15/00                              Itl. 3,090,000,000    1,961,102
Government of Spain:
 12.25%, 3/25/00                               Sp.   211,630,000    1,917,581
 11.30%, 1/15/02                               Sp.   183,200,000    1,627,354
 10.00%, 2/28/05                               Sp.   132,900,000    1,111,517
Henderson Capital International Ltd.,
 5.00%, 10/27/96                              U.S.     3,000,000    3,082,500
International Bank Recon/Dev.:
 6.75%, 3/15/00                               Jpn.   200,000,000    2,339,643
 7.125%, 4/12/05                              Ger.     2,160,000    1,601,643
Kingdom of Denmark,
 8.00%, 11/15/01                              Den.    14,247,000    2,753,613

Templeton Variable Products Series Fund
Templeton Asset Allocation Fund
Investment Portfolio December 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                        IN LOCAL
                                                       CURRENCY**     VALUE
                                                       ----------- ------------
BONDS (CONT.)
Kingdom of Sweden:
 10.25%, 5/05/03                                  Swe.   8,400,000 $  1,399,804
 9.00%, 4/20/09                                   Swe.   4,500,000      704,214
Korea Development Bank,
 9.48%, 4/02/01                                   U.S.     500,000      576,130
New South Wales Treasury Corp.,
 7.00%, 4/01/04                                   Aus.   1,200,000      822,426
Pohang Iron & Steel,
 6.625%, 7/01/03                                  U.S.   1,000,000    1,014,730
Queensland Treasury Corp., Exch. Global, 8.00%,
 5/14/03                                          Aus.   5,055,000    3,710,547
Thailand Military Bank:
 11.125%, 6/03/96                                Thai.  10,000,000      395,077
 11.00% 6/05/96                                  Thai.  11,000,000      433,952
Treasury Corp. of Victoria,
 8.25%, 10/15/03                                  Aus.   4,736,000    3,515,110
U.S. Treasury Bonds:
 6.25%, 8/15/23                                   U.S.   2,862,000    2,944,740
 7.625%, 2/15/25                                  U.S.   4,656,000    5,693,403
U.S. Treasury Notes:
 8.50%, 5/15/97                                   U.S.   1,405,000    1,465,148
 8.75%, 10/15/97                                  U.S.   8,770,000    9,295,442
 8.125%, 2/15/98                                  U.S.  14,800,000   15,651,000
 9.125%, 5/15/99                                  U.S.   1,370,000    1,528,838
 6.875%, 7/31/99                                  U.S.   1,000,000    1,050,000
 6.125%, 7/31/00                                  U.S.   3,800,000    3,911,606
 7.50%, 11/15/01                                  U.S.   4,023,000    4,430,972
 6.25%, 2/15/03                                   U.S.   1,175,000    1,225,854
 7.25%, 5/15/04                                   U.S.   5,275,000    5,855,250
United Kingdom:
 9.50%, 1/15/99                                   U.K.     565,000      946,808
 6.75%, 11/26/04                                  U.K.   1,335,000    1,985,126
United Mexican States,
 FRN, 7/20/97, 144A                               U.S.   1,800,000    1,840,500
                                                                   ------------
TOTAL BONDS
 (cost $125,427,707)                                                128,803,335
                                                                   ------------

                                              PRINCIPAL
                                              IN LOCAL
                                             CURRENCY**     VALUE
                                             ----------- ------------
SHORT TERM OBLIGATIONS: 9.4%
Bangkok Bank, 11.50%, 5/16/96          Thai.  10,000,000 $    396,553
Federal Home Loan Bank:
 5.59%--5.70%, 1/08/96                  U.S.   2,795,000    2,792,429
 5.59%--5.62%, 1/12/96                  U.S.   5,230,000    5,222,050
 5.50%, 1/16/96                         U.S.   2,080,000    2,074,280
 5.30%, 3/27/96                         U.S.   3,435,000    3,391,616
Federal Home Loan Mortgage Corp.:
 5.75%, 1/02/96                         U.S.   1,000,000    1,000,000
 5.59%, 1/05/96                         U.S.   3,000,000    2,998,590
 5.65%, 1/18/96                         U.S.   3,450,000    3,441,409
 5.50%--5.51%, 1/22/96                  U.S.  12,340,000   12,294,663
Federal National Mortgage Assn.:
 5.68%, 1/05/96                         U.S.   2,640,000    2,638,759
 5.70%, 1/09/96                         U.S.     140,000      139,852
 5.65%, 1/17/96                         U.S.     700,000      698,384
Sweden Treasury Bill, 8.68%, 11/20/96   Swe.   7,000,000      976,682
                                                         ------------
TOTAL SHORT TERM OBLIGATIONS
 (cost $38,086,051)                                        38,065,267
                                                         ------------
TOTAL INVESTMENTS: 98.9%
 (cost $341,148,484)                                      401,914,422
UNREALIZED GAIN IN FORWARD EXCHANGE CONTRACTS: 0.1%
 (Note 5)                                                      23,065
OTHER ASSETS, LESS LIABILITIES: 1.0%                        4,185,481
                                                         ------------
TOTAL NET ASSETS: 100.0%                                 $406,122,968
                                                         ============

 * NON-INCOME PRODUCING.
** PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton Bond Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the year)

                                           YEAR ENDED DECEMBER 31
                                   -------------------------------------------
                                    1995     1994     1993     1992     1991
                                   -------  -------  -------  -------  -------
Net asset value, beginning of
 year                              $ 10.86  $ 12.15  $ 10.91  $ 10.99  $ 10.35
                                   -------  -------  -------  -------  -------
Income from investment
 operations:
 Net investment income                 .80      .71      .60      .58      .61
 Net realized and unrealized gain
  (loss)                               .76    (1.28)     .65      .03     1.02
                                   -------  -------  -------  -------  -------
Total from investment operations      1.56     (.57)    1.25      .61     1.63
                                   -------  -------  -------  -------  -------
Distributions:
 Dividends from net investment
  income                              (.54)    (.55)   (.005)    (.57)    (.64)
 Distributions from net realized
  gains                                --      (.17)   (.005)    (.12)    (.35)
                                   -------  -------  -------  -------  -------
Total distributions                   (.54)    (.72)    (.01)    (.69)    (.99)
                                   -------  -------  -------  -------  -------
Change in net asset value             1.02    (1.29)    1.24     (.08)     .64
                                   -------  -------  -------  -------  -------
Net asset value, end of year       $ 11.88  $ 10.86  $ 12.15  $ 10.91  $ 10.99
                                   =======  =======  =======  =======  =======
TOTAL RETURN*                       14.92%  (4.88)%   11.46%    5.53%   15.86%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)      $32,910  $29,343  $29,347  $15,674   $8,142
Ratio of expenses to average net
 assets                               .78%     .90%     .83%    1.00%    1.06%
Ratio of expenses, net of
 reimbursement, to average net
 assets                               .78%     .90%     .83%    1.00%    1.00%
Ratio of net investment income to
 average net assets                  7.14%    6.80%    6.50%    6.93%    7.63%
Portfolio turnover rate            188.11%  203.91%  170.33%  147.77%  551.45%

 * TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton Bond Fund
Investment Portfolio, December 31, 1995

--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT*        VALUE
                                                    -------------- -----------

BONDS--CORPORATE: 23.2%
Abril SA, 12.00%, 10/25/03, 144A               U.S.        475,000 $   479,156
Baden Wuerttemberg L-Finance NV, 6.75%,
 6/22/05                                       Ger.      2,110,000   1,520,501
Essar Gujarat Ltd., 8.40%, FRN, 7/15/99, 144A  U.S.        284,000     281,160
Ford Motor Credit Corp.,
 8.21%, 3/16/99                                U.S.      1,300,000   1,394,263
General Motors Corp.,
 7.625%, 2/15/97                               U.S.        375,000     383,183
Henderson Capital International Ltd., 5.00%,
 10/27/96                                      U.S.      1,000,000   1,027,500
KFW International Finance,
 6.25%, 10/15/03                               Ger.        900,000     639,204
Softe SA,
 8.75%, 3/24/97                                Itl.  1,000,000,000     615,457
Statkraft SF,
 7.50%, 11/10/99                               Ger.      1,700,000   1,283,846
                                                                   -----------
TOTAL BONDS--CORPORATE
 (cost $7,477,875)                                                   7,624,270
                                                                   -----------
BONDS--GOVERNMENT & GOVERNMENT
 AGENCIES: 67.6%
Buoni Poliennali del Tes:
 8.50%, 8/01/99                                Itl.    645,000,000     383,771
 10.50%, 9/01/05                               Itl.    415,000,000     259,073
European Investment Bank,
 5.875%, 11/26/99                              Jpn.    113,000,000   1,279,777
Federal Republic of Germany, Bundes, 8.00%,
 1/21/02                                       Ger.        400,000     314,354
Government of Canada,
 10.50%, 3/01/01                               Can.      1,491,000   1,274,365
Government of Denmark:
 9.00%, 11/15/98                               Den.      1,635,000     320,509
 8.00%, 5/15/03                                Den.      3,306,000     632,488
Government of France:
 8.125%, 5/25/99                                Fr.      3,530,000     775,958
 8.50%, 3/28/00                                 Fr.      3,558,000     799,079
 9.50%, 1/25/01                                 Fr.      3,352,000     788,203
Government of Italy,
 10.50%, 7/15/00                               Itl.  1,020,000,000     647,354
Government of New Zealand:
 6.50%, 2/15/00                                N.Z.        490,000     310,108
 8.00%, 4/15/04                                N.Z.        445,000     304,283
Government of Spain:
 12.25%, 3/25/00                                Sp.     69,830,000     632,730
 11.30%, 1/15/02                                Sp.     61,200,000     543,636
 10.00%, 2/28/05                                Sp.     44,400,000     371,342
International Bank Recon/Dev.:
 6.75%, 3/15/00                                Jpn.     68,000,000     795,479
 7.125%, 4/12/05                               Ger.        855,000     633,984
Kingdom of Denmark,
 8.00%, 11/15/01                               Den.      3,429,000     662,746
Kingdom of Norway,
 6.125%, 5/05/98                               Ger.      1,700,000   1,236,428
Kingdom of Sweden:
 10.25%, 5/05/03                               Swe.      2,500,000     416,608
 9.00%, 4/20/09                                Swe.      1,700,000     266,037

                                                  PRINCIPAL
                                                   AMOUNT*        VALUE
                                                -------------- -----------

New South Wales Treasury Corp., 7.00%,
 2/01/00                                   Aus.      2,300,000 $ 1,667,974
NHA, Bank Nova Scotia,
 6.375%, 11/01/97                          Can.        294,183     215,764
NHA, CIBC,
 8.25%, 6/01/97                            Can.        491,461     369,502
Thailand Military Bank, CD
 11.00%, 6/05/96                          Thai.     12,000,000     473,402
Treasury Corp. of Victoria,
 8.25%, 10/15/03                           Aus.      1,260,000     935,186
U.S. Treasury Bonds:
 7.25%, 5/15/16                            U.S.        102,000     116,471
 7.625%, 2/15/25                           U.S.        335,000     409,641
U.S. Treasury Notes:
 7.50%, 11/15/01                           U.S.        320,000     352,451
 7.25%, 5/15/04                            U.S.      2,000,000   2,220,000
 11.625%, 11/15/04                         U.S.        150,000     212,297
United Kingdom:
 9.50%, 1/15/99                            U.K.        190,000     318,396
 6.75%, 11/26/04                           U.K.        445,000     661,709
United Mexican States, FRN,
 7/20/97, 144A                             U.S.        650,000     664,625
                                                               -----------
TOTAL BONDS--GOVERNMENT &
 GOVERNMENT AGENCIES
 (cost $21,764,718)                                             22,265,730
                                                               -----------
SHORT TERM OBLIGATIONS: 6.2%
Federal Home Loan Mortgage Corp., 5.65%,
 1/18/96                                   U.S.        100,000      99,751
IBM Australia, 12.00%, 3/26/96             Aus.        950,000     714,068
Sweden Treasury Bill,
 8.68%, 11/20/96                           Swe.      2,000,000     279,052
U.S. Treasury Bills,
 4.92% to 5.40% with
 maturities to 2/29/96                     U.S.        940,000     935,485
                                                               -----------
TOTAL SHORT TERM OBLIGATIONS
 (cost $2,029,764)                                               2,028,356
                                                               -----------
TOTAL INVESTMENTS: 97.0%
 (cost $31,272,357)                                             31,918,356
UNREALIZED GAIN ON FORWARD EXCHANGE
 CONTRACTS: 0.1% (Note 5)                                            9,899
OTHER ASSETS, LESS LIABILITIES: 2.9%                               981,697
                                                               -----------
TOTAL NET ASSETS: 100.0%                                       $32,909,952
                                                               ===========

* PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.


                      SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton Money Market Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the year)

                                           YEAR ENDED DECEMBER 31
                                   -------------------------------------------
                                    1995     1994     1993     1992     1991
                                   -------  -------  -------  -------  -------
Net asset value, beginning of
 year                              $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                   -------  -------  -------  -------  -------
 Net investment income                 .05      .03      .02      .03      .05
 Dividends from net investment
  income                              (.05)    (.03)    (.02)    (.03)    (.05)
                                   -------  -------  -------  -------  -------
Change in net asset value              --       --       --       --       --
                                   -------  -------  -------  -------  -------
Net asset value, end of year       $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                   =======  =======  =======  =======  =======
TOTAL RETURN*                        5.35%    3.48%    2.41%    3.10%    5.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)      $20,723  $33,090  $16,992  $21,454  $22,046
Ratio of expenses to average net
 assets                               .63%     .71%     .75%     .69%     .70%
Ratio of net investment income to
 average net assets                  5.29%    3.56%    2.38%    3.02%    5.28%

 * TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton Money Market Fund
Investment Portfolio, December 31, 1995

--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                    AMOUNT      VALUE
                                                  ---------- -----------

GOVERNMENT & GOVERNMENT
 AGENCIES: 86.9%
Federal Farm Credit Bank:
 5.77%, 1/23/96                            U.S.   $1,065,000 $ 1,061,359
 5.65%, 1/25/96                            U.S.    1,000,000     996,233
Federal Home Loan Bank:
 5.66%, 1/08/96                            U.S.    1,960,000   1,957,843
 5.65%, 1/08/96                            U.S.    1,000,000     998,901
 5.58%, 1/18/96                            U.S.    1,000,000     997,365
 5.57%, 2/21/96                            U.S.      500,000     496,055
 5.54%, 2/28/96                            U.S.    1,200,000   1,189,289
Federal Home Loan Mortgage Corp.:
 5.65%, 1/16/96                            U.S.    1,050,000   1,047,528
 5.58%, 1/26/96                            U.S.    1,190,000   1,185,389
 5.42%, 2/22/96                            U.S.    1,000,000     992,171
Federal National Mortgage Assn.:
 5.67%, 1/16/96                            U.S.    1,000,000     995,668
 5.67%, 1/24/96                            U.S.    1,500,000   1,494,566
 5.57%, 1/29/96                            U.S.    1,000,000     994,488
 9.35%, 2/12/96                            U.S.    2,000,000   2,008,111
 6.46%, 3/27/96                            U.S.    1,600,000   1,599,783
                                                             -----------
TOTAL GOVERNMENT &
 GOVERNMENT AGENCIES                                          18,014,749
                                                             -----------
                                                   MATURITY
                                                    VALUE
                                                  ----------
REPURCHASE AGREEMENTS: 11.6%
Chase Securities Inc., 5.50%, 1/02/96
 Collateralized by $955,000
  U.S. Treasury Note,
  7.875%, 4/15/98, Value $1,024,000        U.S.    1,000,611   1,000,000
SBC Capital Markets Inc., 5.80%, 1/02/96
 Collateralized by $1,395,000
  U.S. Treasury Note,
  5.80%, 8/31/97, Value $1,412,000         U.S.    1,407,907   1,407,000
                                                             -----------
TOTAL REPURCHASE AGREEMENTS                                    2,407,000
                                                             -----------
TOTAL INVESTMENTS: 98.5%
 (cost $20,421,749)                                           20,421,749
OTHER ASSETS, LESS LIABILITIES: 1.5%                             301,665
                                                             -----------
TOTAL NET ASSETS: 100.0%                                     $20,723,414
                                                             ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton Stock Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in securities, at value (identified cost $386,058,974) $492,881,891
 Cash                                                                      5,288
 Receivables:
 Investment securities sold                                           11,253,634
 Fund shares sold                                                      1,117,549
 Dividends and interest                                                  897,106
                                                                    ------------
  Total assets                                                       506,155,468
                                                                    ------------
Liabilities:
 Payables:
 Investment securities purchased                                       6,722,997
 Fund shares redeemed                                                    242,139
 Accrued expenses                                                        413,203
                                                                    ------------
  Total liabilities                                                    7,378,339
                                                                    ------------
Net assets, at value                                                $498,777,129
                                                                    ============
Net assets consist of:
 Undistributed net investment income                                $  9,623,498
 Net unrealized appreciation                                         106,822,917
 Accumulated net realized gain                                        44,353,369
 Net capital paid in on shares of beneficial interest                337,977,345
                                                                    ------------
Net assets, at value                                                $498,777,129
                                                                    ============
Shares outstanding                                                    23,939,892
                                                                    ============
Net asset value per share ($498,777,129 / 23,939,892)               $      20.83
                                                                    ============

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income: (net of $729,511 foreign taxes
 withheld)
 Dividends                                         $9,440,530
 Interest                                           3,211,348
                                                   ----------
 Total income                                                  $12,651,878
Expenses:
 Management fees (Note 3)                           2,102,259
 Administrative fees (Note 3)                         558,645
 Custodian fees                                       133,228
 Reports to shareholders                               49,500
 Audit fees                                            33,000
 Legal fees (Note 3)                                    3,500
 Registration and filing fees                          15,000
 Trustees' fees and expenses                           21,500
 Other                                                 13,724
                                                   ----------
 Total expenses                                                  2,930,356
                                                               -----------
  Net investment income                                          9,721,522
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
 Investments                                       44,862,339
 Foreign currency transactions                       (397,321)
                                                   ----------
                                                   44,465,018
 Net unrealized appreciation on investments        44,760,510
                                                   ----------
  Net realized and unrealized gain                              89,225,528
                                                               -----------
Net increase in net assets resulting from
 operations                                                    $98,947,050
                                                               ===========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1995 and 1994

                                                       1995          1994
                                                   ------------  ------------
Increase (decrease) in net assets:
 Operations:
 Net investment income                             $  9,721,522  $  6,368,933
 Net realized gain on investment and foreign cur-
  rency transactions                                 44,465,018     2,662,297
 Net unrealized appreciation (depreciation)          44,760,510   (19,221,431)
                                                   ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations                                   98,947,050   (10,190,201)
 Distributions to shareholders:
 From net investment income                          (6,245,065)   (3,863,504)
 From net realized gain                                (809,545)          --
 Fund share transactions (Note 2)                    28,036,136    94,510,645
                                                   ------------  ------------
  Net increase in net assets                        119,928,576    80,456,940
Net assets:
 Beginning of year                                  378,848,553   298,391,613
                                                   ------------  ------------
 End of year                                       $498,777,129  $378,848,553
                                                   ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton International Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in securities, at value
  (identified cost $324,652,230)                      $356,426,755
 Cash                                                      362,265
 Receivables:
 Investment securities sold                              1,938,071
 Fund shares sold                                        1,272,118
 Dividends and interest                                    884,536
                                                      ------------
  Total assets                                         360,883,745
                                                      ------------
Liabilities:
 Payables:
 Investment securities purchased                         7,253,686
 Fund shares redeemed                                      168,932
 Accrued expenses                                          319,953
                                                      ------------
  Total liabilities                                      7,742,571
                                                      ------------
Net assets, at value                                  $353,141,174
                                                      ============
Net assets consist of:
 Undistributed net investment income                  $  5,864,553
 Net unrealized appreciation                            31,774,525
 Accumulated net realized gain                           1,739,282
 Net capital paid in on shares of beneficial interest  313,762,814
                                                      ------------
Net assets, at value                                  $353,141,174
                                                      ============
Shares outstanding                                      23,339,666
                                                      ============
Net asset value per share
 ($353,141,174 / 23,339,666)                          $      15.13
                                                      ============

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income: (net of $751,735
 foreign taxes withheld)
 Dividends                                            $ 5,476,175
 Interest                                               2,181,702
                                                      -----------
 Total income                                                      $ 7,657,877
Expenses:
 Management fees (Note 3)                               1,222,834
 Administrative fees (Note 3)                             312,500
 Custodian fees                                           115,500
 Reports to shareholders                                   23,160
 Audit fees                                                21,000
 Legal fees (Note 3)                                        3,000
 Registration and filing fees                              48,000
 Trustees' fees and expenses                               14,738
 Other                                                      6,518
                                                      -----------
 Total expenses                                                      1,767,250
                                                                   -----------
  Net investment income                                              5,890,627
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
 Investments                                            1,836,770
 Foreign currency transactions                            (14,475)
                                                      -----------
                                                        1,822,295
 Net unrealized appreciation on investments            30,394,794
                                                      -----------
  Net realized and unrealized gain                                  32,217,089
                                                                   -----------
Net increase in net assets resulting from operations               $38,107,716
                                                                   ===========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1995 and 1994

                                                  1995          1994
                                              ------------  ------------
Increase (decrease) in net assets:
 Operations:
 Net investment income                        $  5,890,627  $  1,530,321
 Net realized gain on investment and foreign
  currency transactions                          1,822,295       435,785
 Net unrealized appreciation (depreciation)     30,394,794    (6,228,265)
                                              ------------  ------------
  Net increase (decrease) in net assets
   resulting from operations                    38,107,716    (4,262,159)
 Distributions to shareholders:
 From net investment income                     (1,444,552)     (310,975)
 From net realized gain                           (619,093)     (894,051)
 Fund share transactions (Note 2)              167,006,724   111,680,756
                                              ------------  ------------
  Net increase in net assets                   203,050,795   106,213,571
Net assets:
 Beginning of year                             150,090,379    43,876,808
                                              ------------  ------------
 End of year                                  $353,141,174  $150,090,379
                                              ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton Asset Allocation Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in securities, at value (identified cost $341,148,484) $401,914,422
 Cash                                                                     46,407
 Receivables:
 Investment securities sold                                           15,744,757
 Fund shares sold                                                        671,176
 Dividends and interest                                                4,240,129
 Unrealized gains on forward exchange contracts (Note 5)                  35,632
                                                                    ------------
  Total assets                                                       422,652,523
                                                                    ------------
Liabilities:
 Payables:
 Investment securities purchased                                      15,900,232
 Fund shares redeemed                                                    287,426
 Unrealized loss on forward exchange contracts (Note 5)                   12,567
 Accrued expenses                                                        329,330
                                                                    ------------
  Total liabilities                                                   16,529,555
                                                                    ------------
Net assets, at value                                                $406,122,968
                                                                    ============
Net assets consist of:
 Undistributed net investment income                                $ 12,864,511
 Net unrealized appreciation                                          60,774,729
 Accumulated net realized gain                                         9,625,166
 Net capital paid in on shares of beneficial interest                322,858,562
                                                                    ------------
Net assets, at value                                                $406,122,968
                                                                    ============
Shares outstanding                                                    21,689,044
                                                                    ============
Net asset value per share ($406,122,968 / 21,689,044)               $      18.72
                                                                    ============

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income: (net of $410,348 foreign taxes
 withheld)
 Dividends                                            $ 4,886,747
 Interest                                              10,353,283
                                                      -----------
 Total income                                                      $15,240,030
Expenses:
 Management fees (Note 3)                               1,662,023
 Administrative fees (Note 3)                             437,041
 Custodian fees                                            76,000
 Reports to shareholders                                   45,000
 Audit fees                                                25,000
 Legal fees (Note 3)                                        1,500
 Registration and filing fees                              20,000
 Trustees' fees and expenses                               18,500
 Other                                                      6,001
                                                      -----------
 Total expenses                                                      2,291,065
                                                                   -----------
  Net investment income                                             12,948,965
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
 Investments                                           13,442,755
 Foreign currency transactions                           (877,130)
                                                      -----------
                                                       12,565,625
                                                      -----------
 Net unrealized appreciation on:
 Investments                                           44,809,432
 Foreign currency translations of other assets and
  liabilities                                             247,439
                                                      -----------
                                                       45,056,871
                                                      -----------
  Net realized and unrealized gain                                  57,622,496
                                                                   -----------
Net increase in net assets resulting from operations               $70,571,461
                                                                   ===========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1995 and 1994

                                                       1995          1994
                                                   ------------  ------------
Increase (decrease) in net assets:
 Operations:
 Net investment income                             $ 12,948,965  $  9,666,407
 Net realized gain (loss) on investment and for-
  eign currency transactions                         12,565,625    (4,437,748)
 Net unrealized appreciation (depreciation)          45,056,871   (13,727,789)
                                                   ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations                                   70,571,461    (8,499,130)
 Distributions to shareholders:
 From net investment income                          (7,825,461)   (3,982,153)
 From net realized gain                                     --       (841,797)
 Fund share transactions (Note 2)                    55,204,750   118,135,628
                                                   ------------  ------------
  Net increase in net assets                        117,950,750   104,812,548
Net assets:
 Beginning of year                                  288,172,218   183,359,670
                                                   ------------  ------------
 End of year                                       $406,122,968  $288,172,218
                                                   ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton Bond Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in securities, at value
  (identified cost $31,272,357)                       $31,918,356
 Cash                                                      23,571
 Receivables:
 Investment securities sold                                   115
 Fund shares sold                                          21,750
 Interest                                               1,027,295
 Unrealized gains on forward
  exchange contracts (Note 5)                              14,646
                                                      -----------
  Total assets                                         33,005,733
                                                      -----------
Liabilities:
 Payables for fund shares redeemed                          9,011
 Accrued expenses and other                                82,023
 Unrealized loss on forward
  exchange contracts (Note 5)                               4,747
                                                      -----------
  Total liabilities                                        95,781
                                                      -----------
Net assets, at value                                  $32,909,952
                                                      ===========
Net assets consist of:
 Undistributed net investment income                  $ 2,220,183
 Net unrealized appreciation                              651,979
 Accumulated net realized loss                         (1,382,684)
 Net capital paid in on shares of beneficial interest  31,420,474
                                                      -----------
Net assets, at value                                  $32,909,952
                                                      ===========
Shares outstanding                                      2,770,281
                                                      ===========
Net asset value
 per share ($32,909,952 / 2,770,281)                  $     11.88
                                                      ===========

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Interest income                                                  $2,471,556
Expenses:
 Management fees (Note 3)                             $ 156,062
 Administrative fees (Note 3)                            46,117
 Custodian fees                                           7,800
 Reports to shareholders                                  8,800
 Audit fees                                              16,000
 Legal fees (Note 3)                                      2,500
 Registration and filing fees                               500
 Trustees' fees and expenses                              1,000
 Other                                                    3,355
                                                      ---------
 Total expenses                                                     242,134
                                                                 ----------
   Net investment income                                          2,229,422
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
 Investments                                            862,279
 Foreign currency transactions                         (250,013)
                                                      ---------
                                                        612,266
                                                      ---------
 Net unrealized appreciation on:
 Investments                                          1,484,792
 Foreign currency translations of other assets and
  liabilities                                            22,139
                                                      ---------
                                                      1,506,931
                                                      ---------
   Net realized and unrealized gain                               2,119,197
                                                                 ----------
Net increase in net assets resulting from operations             $4,348,619
                                                                 ==========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1995 and 1994

                                                        1995         1994
                                                     -----------  -----------
Increase (decrease) in net assets:
 Operations:
 Net investment income                               $ 2,229,422  $ 2,036,843
 Net realized gain (loss) on investment and foreign
  currency transactions                                  612,266   (2,557,896)
 Net unrealized appreciation (depreciation)            1,506,931   (1,079,199)
                                                     -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations                           4,348,619   (1,600,252)
 Distributions to shareholders:
 From net investment income                           (1,445,139)  (1,463,533)
 From net realized gain                                      --      (417,139)
 Fund share transactions (Note 2)                        663,091    3,477,319
                                                     -----------  -----------
  Net increase (decrease) in net assets                3,566,571       (3,605)
Net assets:
 Beginning of year                                    29,343,381   29,346,986
                                                     -----------  -----------
 End of year                                         $32,909,952  $29,343,381
                                                     ===========  ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Templeton Money Market Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in securities, at value and cost              $20,421,749
 Cash                                                          291,140
 Interest receivable                                           105,823
                                                           -----------
  Total assets                                              20,818,712
                                                           -----------
Liabilities:
 Payables:
 Fund shares redeemed                                           41,897
 Dividends                                                       7,581
 Accrued expenses                                               45,820
                                                           -----------
  Total liabilities                                             95,298
                                                           -----------
Net assets (equivalent to $1.00 per share based
 on 20,723,414 shares of beneficial interest outstanding)  $20,723,414
                                                           ===========

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Interest income                                               $1,258,717
Expenses:
 Management fees (Note 3)                             $74,375
 Administrative fees (Note 3)                          26,463
 Custodian fees                                         2,400
 Reports to shareholders                                7,100
 Audit fees                                            13,000
 Legal fees (Note 3)                                    2,500
 Registration and filing fees                           1,200
 Trustees' fees and expenses                            5,500
 Other                                                  1,802
                                                      -------
 Total expenses                                                  134,340
                                                              ----------
  Net investment income                                        1,124,377
 Net realized loss on investments                                 (2,159)
                                                              ----------
 Net increase in net assets resulting from operations         $1,122,218
                                                              ==========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1995 and 1994

                                                       1995         1994
                                                    -----------  -----------
Increase (decrease) in net assets:
 Operations:
 Net investment income                              $ 1,124,377  $   896,760
 Net realized loss from security transactions            (2,159)      (6,688)
                                                    -----------  -----------
  Net increase in net assets resulting from opera-
   tions                                              1,122,218      890,072
 Distributions to shareholders from net investment
  income                                             (1,122,218)    (890,072)
 Fund share transactions (Note 2)                   (12,366,721)  16,098,487
                                                    -----------  -----------
  Net increase (decrease) in net assets             (12,366,721)  16,098,487
Net assets:
 Beginning of year                                   33,090,135   16,991,648
                                                    -----------  -----------
 End of year                                        $20,723,414  $33,090,135
                                                    ===========  ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Variable Products Series Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Variable Products Series Fund (the Trust) is a Massachusetts business trust and an open-end, diversified management investment company registered un-der the Investment Company Act of 1940. The Trust consists of five series (the Funds), each with its own investment objective and policies. The five funds of the Trust are: Templeton Stock Fund, Templeton International Fund, Templeton Asset Allocation Fund, Templeton Bond Fund and Templeton Market Money Fund.

The following summarizes the Trust's significant accounting policies.

a. Securities Valuations:

Securities held by Templeton Stock, International, Asset Allocation, and Bond Funds that are listed or traded on a recognized national or foreign stock ex-change or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Securities held by Temple-ton Money Market Fund are valued using the amortized cost valuation method, which involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

b. Foreign Exchange Contracts:

Templeton International, Asset Allocation, and Bond Funds may enter into for-ward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i) Forward Exchange Contracts: These contracts are valued daily and each Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii) Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option ex-pires, the premium (original option value) is realized as a gain if the op-tion was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisi-tion cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

c. Indexed Securities:

The Bond Fund and Asset Allocation Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these notes, commonly called structured notes, is to tailor the Fund's investment based on specific risk and returns it wishes to assume while avoid-ing unwanted risk or change the Fund's exposure to a particular foreign ex-change rate or the spread between two foreign exchange rates.

d. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it will cus-tomarily enter into a foreign exchange contract to minimize currency risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rate.

e. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

Templeton Variable Products Series Fund
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

F. Distributions to Shareholders:

Templeton Money Market Fund's net investment income (consisting principally of interest accrued or discount earned less amortization of premium and estimated expenses) is declared as a dividend daily, including weekends and holidays, im-mediately prior to the determination of net asset value, and is paid monthly. Templeton Stock, International, Asset Allocation, and Bond Funds normally pay annual dividends representing substantially all of their net investment income and distribute annually any net realized capital gains. Distributions to share-holders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

g. Security Transactions, Investment Income, and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividends on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                              TEMPLETON STOCK FUND
                                ----------------------------------------------------
                                          1995                       1994
                                -------------------------  -------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                -----------  ------------  -----------  ------------
       Shares sold                4,174,973  $ 78,300,364    7,300,635  $128,222,948
       Shares issued on
        reinvestment of
        distributions               416,778     7,056,045      221,703     3,862,069
       Shares redeemed           (3,012,672)  (57,320,273)  (2,181,965)  (37,574,372)
                                -----------  ------------  -----------  ------------
       Net increase               1,579,079  $ 28,036,136    5,340,373  $ 94,510,645
                                ===========  ============  ===========  ============
                                          TEMPLETON INTERNATIONAL FUND
                                ----------------------------------------------------
                                          1995                       1994
                                -------------------------  -------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                -----------  ------------  -----------  ------------
       Shares sold               13,352,012  $186,603,778    9,440,218  $128,557,308
       Shares issued on
        reinvestment of
        distributions               160,096     2,063,645       88,932     1,205,026
       Shares redeemed           (1,526,461)  (21,660,699)  (1,346,946)  (18,081,578)
                                -----------  ------------  -----------  ------------
       Net increase              11,985,647  $167,006,724    8,182,204  $111,680,756
                                ===========  ============  ===========  ============
                                         TEMPLETON ASSET ALLOCATION FUND
                                ----------------------------------------------------
                                          1995                       1994
                                -------------------------  -------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                -----------  ------------  -----------  ------------
       Shares sold                4,076,702  $ 68,918,715    7,349,436  $119,000,722
       Shares issued on
        reinvestment of
        distributions               506,348     7,828,137      298,716     4,821,275
       Shares redeemed           (1,262,734)  (21,542,102)    (357,371)   (5,686,369)
                                -----------  ------------  -----------  ------------
       Net increase               3,320,316  $ 55,204,750    7,290,781  $118,135,628
                                ===========  ============  ===========  ============
                                               TEMPLETON BOND FUND
                                ----------------------------------------------------
                                          1995                       1994
                                -------------------------  -------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                -----------  ------------  -----------  ------------
       Shares sold                  468,705  $  5,243,821      775,899  $  8,775,844
       Shares issued on
        reinvestment of
        distributions               136,463     1,445,139      167,093     1,874,785
       Shares redeemed             (538,060)   (6,025,869)    (654,733)   (7,173,310)
                                -----------  ------------  -----------  ------------
       Net increase                  67,108  $    663,091      288,259  $  3,477,319
                                ===========  ============  ===========  ============
                                           TEMPLETON MONEY MARKET FUND
                                ----------------------------------------------------
                                          1995                       1994
                                -------------------------  -------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                -----------  ------------  -----------  ------------
       Shares sold               40,985,931  $ 40,985,931   62,016,452  $ 62,016,452
       Shares issued on
        reinvestment of
        distributions             1,116,228     1,116,228      888,510       888,510
       Shares redeemed          (54,468,880)  (54,468,880) (46,806,475)  (46,806,475)
                                -----------  ------------  -----------  ------------
       Net increase (decrease)  (12,366,721) $(12,366,721)  16,098,487  $ 16,098,487
                                ===========  ============  ===========  ============

Templeton Variable Products Series Fund
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------
3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI) and Templeton Funds Annuity Company (TFAC), the Funds' investment manager and administrative manager, respectively. TICI serves as investment manager of the Templeton Stock, International, and Asset Alloca-tion Funds; and Templeton Global Bond Managers, a division of TICI, serves as investment manager of the Templeton Bond and Money Market Funds.

Templeton Stock, International, Asset Allocation and Bond Funds each pay a monthly investment management fee, equal on an annual basis, to 0.50% of its average daily net assets up to $200 million, 0.45% of such net assets from $200 million up to $1.3 billion, and 0.40% of such net assets in excess of $1.3 bil-lion. Templeton Money Market Fund pays a monthly investment management fee equal on an annual basis to 0.35% of its average daily net assets up to $200 million, 0.30% of such net assets from $200 million up to $1.3 billion, and 0.25% of such net assets in excess of $1.3 billion.

Each Fund pays TFAC its allocable share of a monthly fee equivalent on an an-nual basis to 0.15% of the combined average daily net assets of the Funds, re-duced to 0.135% of such assets in excess of $200 million, 0.10% of such assets in excess of $700 million, 0.075% of such assets in excess of $1.2 billion. TFAC has voluntarily agreed to bear all expenses of the Funds in excess of 1% of the average daily net assets until May 1, 1995, but no waiver was made dur-ing the fiscal year ended December 31, 1995.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $13,000 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

The cost of securities for federal income tax purposes is the same as that shown in the investment portfolios, except for International Fund in which cost for tax purposes is $324,996,653. Realized gains and losses are reported on an identified cost basis.

The aggregate gross unrealized appreciation and depreciation of portfolio secu-rities, based on cost for federal income tax purposes, and purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995, were as follows:

                                 TEMPLETON      TEMPLETON       TEMPLETON     TEMPLETON
                                   STOCK      INTERNATIONAL       ASSET         BOND
                                    FUND          FUND       ALLOCATION FUND    FUND
                                ------------  -------------  --------------- -----------
       Unrealized appreciation  $119,977,709  $ 48,100,532    $ 68,761,610   $ 1,060,752
       Unrealized depreciation   (13,154,792)  (16,670,430)     (7,995,672)     (414,753)
                                ------------  ------------    ------------   -----------
       Net unrealized
        appreciation            $106,822,917  $ 31,430,102    $ 60,765,938   $   645,999
                                ============  ============    ============   ===========
       Purchases                $135,556,431  $191,926,663    $215,859,512   $55,593,176
                                ============  ============    ============   ===========
       Sales                    $130,466,547  $ 11,007,490    $137,258,999   $53,899,232
                                ============  ============    ============   ===========

At December 31, 1995, Bond Fund had tax basis capital losses of $2,400,000 which may be carried over to offset future capital gains. Such losses expire in varying amounts to December 31, 2003.

5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

During the year ended December 31, 1995, Templeton Asset Allocation and Bond Funds have been parties to financial instruments with off-balance sheet risks, primarily forward exchange contracts, futures contracts, in order to minimize the risk to the Funds with respect to their portfolio transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible in-ability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Funds' involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date.

At December 31, 1995, the Asset Allocation and Bond Funds had outstanding for-ward exchange contracts for the purchase and sale of currencies as set out be-low. These contracts are reported in the financial statements at each Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract:

         TEMPLETON ASSET ALLOCATION FUND
          Contracts to sell:
           140,000,000 Japanese yen for 1,392,896 U.S. dollars,
            January 9, 1996                                             $ 35,180
           225,000 Canadian dollars for 165,265 U.S. dollars, January
            11, 1996                                                         452
                                                                        --------
                                                                          35,632
           Unrealized loss from offsetting forward exchange contracts    (12,567)
                                                                        --------
          Net unrealized gain in forward exchange contracts             $ 23,065
                                                                        ========
         TEMPLETON BOND FUND
          Contracts to sell:
           50,000,000 Japanese yen for 497,463 U.S. dollars, January
            9, 1996                                                     $ 12,564
           120,000 Canadian dollars for 87,900 U.S. dollars, January
            11, 1996                                                         241
           1,000,000,000 Italian lira for 628,536 U.S. dollars,
            January 31, 1996                                               1,841
                                                                        --------
                                                                          14,646
           Unrealized loss from offsetting forward exchange contracts     (4,747)
                                                                        --------
          Net unrealized gain in forward exchange contracts             $  9,899
                                                                        ========

Templeton Variable Products Series Fund
Independent Auditor's Report

-------------------------------------------------------------------------------
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statements of assets and liabilities, includ-ing the investment portfolios, of Templeton Stock Fund, Templeton Interna-tional Fund, Templeton Asset Allocation Fund, Templeton Bond Fund and Temple-ton Money Market Fund series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1995, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the pe-riods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's man-agement. Our responsibility is to express an opinion on these financial state-ments and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Stock Fund, Templeton International Fund, Templeton Asset Allocation Fund, Templeton Bond Fund and Templeton Money Market Fund series of Templeton Variable Products Series Fund as of December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting prin-ciples.

                                    /s/ McGladrey & Pullen, LLP

New York, New York
January 31, 1996

Phoenix Home Life Variable Accumulation Account
Templeton Stock Sub-Account
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in Templeton Stock Fund
  (identified cost $172,238,664)      $292,970,333
                                      ------------
Liabilities:
 Accrued expenses due related parties      317,689
                                      ------------
  Net assets                          $292,652,644
                                      ============
Accumulation units outstanding         142,233,601
                                      ============
Net asset value per unit              $   2.057549
                                      ============

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income:
 Dividends                                                 $ 3,995,240
Expenses:
 Mortality and expense risk and administrative
  charges                                                    3,754,087
                                                           -----------
 Net investment income                                         241,153
Realized and unrealized gain on investments:
 Net realized gain from share transactions     $ 2,167,044
 Net realized gain distribution from Fund          517,890
 Net change in unrealized appreciation          54,558,056
                                               -----------
 Net realized and unrealized gain                           57,242,990
                                                           -----------
Net increase in net assets from operations                 $57,484,143
                                                           ===========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31,

                                                        1995          1994
                                                    ------------  ------------
Increase (decrease) in net assets:
 Operations:
 Net investment income (loss)                       $    241,153  $   (470,403)
 Net realized gain (loss)                              2,684,934      (543,455)
 Net change in unrealized appreciation (deprecia-
  tion)                                               54,558,056    (8,428,617)
                                                    ------------  ------------
  Net increase (decrease) in net assets from oper-
   ations                                             57,484,143    (9,442,475)
 Accumulation unit transactions:
 Participant deposits                                 13,155,785    29,642,336
 Participant transfers                                10,498,003    (3,154,829)
 Participant withdrawals                             (29,718,626)  (12,541,172)
                                                    ------------  ------------
  Net increase (decrease) from participant trans-
   actions                                            (6,064,838)   13,946,335
                                                    ------------  ------------
  Total increase in net assets                        51,419,305     4,503,860
Net assets:
 Beginning of year                                   241,233,339   236,729,479
                                                    ------------  ------------
 End of year                                        $292,652,644  $241,233,339
                                                    ============  ============
Participant accumulation unit transactions (in
 units):
 Participant deposits                                  7,097,806    17,130,701
 Participant transfers                                 6,158,732    (2,067,568)
 Participant withdrawals                             (15,894,569)   (7,299,381)

                       SEE NOTES TO FINANCIAL STATEMENTS.

Phoenix Home Life Variable Accumulation Account
Templeton International Sub-Account
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in Templeton International Fund
  (identified cost $71,536,640)              $88,793,020
                                             -----------
Liabilities:
 Accrued expenses due related parties             94,859
                                             -----------
  Net assets                                 $88,698,161
                                             ===========
Accumulation units outstanding                59,587,371
                                             ===========
Net asset value per unit                     $  1.488540
                                             ===========

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income:
 Dividends                                                         $   607,093
Expenses:
 Mortality and expense risk and administrative charges               1,145,026
                                                                   -----------
 Net investment loss                                                  (537,933)
Realized and unrealized gain on investments:
 Net realized gain from share transactions             $   158,994
 Net realized gain distribution from Fund                  260,183
 Net change in unrealized appreciation                  11,150,673
                                                       -----------
 Net realized and unrealized gain                                   11,569,850
                                                                   -----------
Net increase in net assets from operations                         $11,031,917
                                                                   ===========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31,

                                                        1995         1994
                                                     -----------  -----------
Increase (decrease) in net assets:
 Operations:
 Net investment loss                                 $  (537,933) $  (612,277)
 Net realized gain                                       419,177      536,772
 Net change in unrealized appreciation (deprecia-
  tion)                                               11,150,673   (2,769,264)
                                                     -----------  -----------
  Net increase (decrease) in net assets from opera-
   tions                                              11,031,917   (2,844,769)
 Accumulation unit transactions:
 Participant deposits                                  5,709,743   29,007,117
 Participant transfers                                   257,059    7,898,814
 Participant withdrawals                              (4,184,076)  (1,930,505)
                                                     -----------  -----------
  Net increase from participant transactions           1,782,726   34,975,426
                                                     -----------  -----------
  Total increase in net assets                        12,814,643   32,130,657
Net assets:
 Beginning of year                                    75,883,518   43,752,861
                                                     -----------  -----------
 End of year                                         $88,698,161  $75,883,518
                                                     ===========  ===========
Participant accumulation unit transactions (in
 units):
 Participant deposits                                  4,160,659   21,504,720
 Participant transfers                                   190,011    5,771,206
 Participant withdrawals                              (2,977,608)  (1,423,282)

                       SEE NOTES TO FINANCIAL STATEMENTS.

Phoenix Home Life Variable Accumulation Account
Templeton Asset Allocation Sub-Account
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in Templeton Asset Allocation Fund
  (identified cost $100,813,709)                $143,623,979
                                                ------------
Liabilities:
 Accrued expenses due related parties                155,120
                                                ------------
  Net assets                                    $143,468,859
                                                ============
Accumulation units outstanding                    72,984,891
                                                ============
Net asset value per unit                        $   1.965734
                                                ============

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income:
 Dividends                                                         $ 3,191,677
Expenses:
 Mortality and expense risk and administrative charges               1,834,041
                                                                   -----------
  Net investment income                                              1,357,636
Realized and unrealized gain on investments:
 Net realized gain from share transactions             $   701,083
 Net change in unrealized appreciation                  23,331,096
                                                       -----------
  Net realized and unrealized gain                                  24,032,179
                                                                   -----------
Net increase in net assets from operations                         $25,389,815
                                                                   ===========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31,

                                                    1995          1994
                                                ------------  ------------
Increase (decrease) in net assets:
 Operations:
 Net investment income                          $  1,357,636  $    563,855
 Net realized gain                                   701,083       481,511
 Net change in unrealized appreciation
  (depreciation)                                  23,331,096    (6,484,867)
                                                ------------  ------------
  Net increase (decrease) in net assets from
   operations                                     25,389,815    (5,439,501)
 Accumulation unit transactions:
 Participant deposits                              6,249,518    18,348,190
 Participant transfers                               649,951    (1,298,081)
 Participant withdrawals                         (10,605,951)   (3,504,621)
                                                ------------  ------------
  Net increase (decrease) from participant
   transactions                                   (3,706,482)   13,545,488
                                                ------------  ------------
  Total increase in net assets                    21,683,333     8,105,987
Net assets:
 Beginning of year                               121,785,526   113,679,539
                                                ------------  ------------
 End of year                                    $143,468,859  $121,785,526
                                                ============  ============
Participant accumulation unit transactions (in
 units):
 Participant deposits                              3,513,751    10,912,869
 Participant transfers                               396,067      (814,228)
 Participant withdrawals                          (5,825,984)   (2,100,180)

                       SEE NOTES TO FINANCIAL STATEMENTS.

Phoenix Home Life Variable Accumulation Account
Templeton Bond Sub-Account
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in Templeton Bond Fund
  (identified cost $18,558,477)       $19,592,211
                                      -----------
Liabilities:
 Accrued expenses due related parties      21,189
                                      -----------
 Net assets                           $19,571,022
                                      ===========
Accumulation units outstanding         12,633,253
                                      ===========
Net asset value per unit              $  1.549167
                                      ===========

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income:
 Dividends                                                        $  885,991
Expenses:
 Mortality and expense risk and administrative charges               256,967
                                                                  ----------
 Net investment income                                               629,024
Realized and unrealized gain on investments:
 Net realized gain from share transactions             $   35,668
 Net change in unrealized appreciation                  1,695,419
                                                       ----------
 Net realized and unrealized gain                                  1,731,087
                                                                  ----------
Net increase in net assets from operations                        $2,360,111
                                                                  ==========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31,

                                                        1995         1994
                                                     -----------  -----------
Increase (decrease) in net assets:
 Operations:
 Net investment income                               $   629,024  $   690,916
 Net realized gain                                        35,668      117,368
 Net change in unrealized appreciation (deprecia-
  tion)                                                1,695,419   (2,112,571)
                                                     -----------  -----------
  Net increase (decrease) in net assets from opera-
   tions                                               2,360,111   (1,304,287)
 Accumulation unit transactions:
 Participant deposits                                    981,131    3,724,931
 Participant transfers                                  (228,814)  (3,300,200)
 Participant withdrawals                              (1,456,958)    (985,996)
                                                     -----------  -----------
  Net decrease from participant transactions            (704,641)    (561,265)
                                                     -----------  -----------
  Total increase (decrease) in net assets              1,655,470   (1,865,552)
Net assets:
 Beginning of year                                    17,915,552   19,781,104
                                                     -----------  -----------
 End of year                                         $19,571,022  $17,915,552
                                                     ===========  ===========
Participant accumulation unit transactions (in
 units):
 Participant deposits                                    665,160    2,641,788
 Participant transfers                                  (153,130)  (2,398,127)
 Participant withdrawals                                (989,280)    (711,053)

                       SEE NOTES TO FINANCIAL STATEMENTS.

Phoenix Home Life Variable Accumulation Account
Templeton Money Market Sub-Account
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in Templeton Money Market Fund
  (identified cost $20,646,239)             $20,646,239
 Dividends receivable                            77,242
                                            -----------
 Total assets                                20,723,481
                                            -----------
Liabilities:
 Accrued expenses due related parties            20,284
                                            -----------
 Net assets                                 $20,703,197
                                            ===========
Accumulation units outstanding               16,076,769
                                            ===========
Net asset value per unit                    $  1.287771
                                            ===========

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income:
 Dividends                                             $1,120,711
Expenses:
 Mortality and expense risk and administrative charges    293,291
                                                       ----------
 Net investment income                                 $  827,420
                                                       ==========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31,

                                                         1995         1994
                                                     ------------  -----------
Increase (decrease) in net assets:
 Operations:
 Net investment income                               $    827,420  $   535,293
                                                     ------------  -----------
 Accumulation unit transactions:
 Participant deposits                                   5,338,600   19,201,805
 Participant transfers                                (12,987,410)    (889,691)
 Participant withdrawals                               (5,376,150)  (2,802,348)
                                                     ------------  -----------
  Net increase (decrease) from participant transac-
   tions                                              (13,024,960)  15,509,766
                                                     ------------  -----------
  Total increase (decrease) in net assets             (12,197,540)  16,045,059
Net assets:
 Beginning of year                                     32,900,737   16,855,678
                                                     ------------  -----------
 End of year                                         $ 20,703,197  $32,900,737
                                                     ============  ===========
Participant accumulation unit transactions (in
 units):
 Participant deposits                                   4,238,896   15,730,225
 Participant transfers                                (10,471,911)    (765,826)
 Participant withdrawals                               (4,255,761)  (2,290,446)


                       SEE NOTES TO FINANCIAL STATEMENTS.

Phoenix Home Life Variable Accumulation Account
Templeton Stock Sub-Account
Financial Highlights (Unaudited)

--------------------------------------------------------------------------------
PER UNIT OPERATING PERFORMANCE
(for a unit outstanding throughout the year)

                                         YEAR ENDED DECEMBER
                                                 31,
                                         -------------------
                                           1995      1994
                                         --------- ---------
Unit value, beginning of year            $1.665152 $1.726593
                                         --------- ---------
Income from investment operations:
 Net investment income (loss)              .001646  (.003061)
 Net realized and unrealized gain (loss)   .390751  (.058380)
                                         --------- ---------
Change in unit value for the year          .392397  (.061441)
                                         --------- ---------
Unit value, end of year                  $2.057549 $1.665152
                                         ========= =========
Total Return                                23.57%   (3.56)%
Net assets at end of year (000)          $ 292,653 $ 241,233




                       SEE NOTES TO FINANCIAL STATEMENTS.

Phoenix Home Life Variable Accumulation Account
Templeton International Sub-Account
Financial Highlights (Unaudited)

--------------------------------------------------------------------------------
PER UNIT OPERATING PERFORMANCE
(for a unit outstanding throughout the year)

                                        YEAR ENDED DECEMBER 31,
                                        ----------------------
                                           1995       1994
                                         ---------  ---------
Unit value, beginning of year            $1.303520  $1.351997
                                         ---------  ---------
Income from investment operations:
 Net investment loss                      (.009022)  (.010434)
 Net realized and unrealized gain (loss)   .194042   (.038043)
                                         ---------  ---------
Change in unit value for the year          .185020   (.048477)
                                         ---------  ---------
Unit value, end of year                  $1.488540  $1.303520
                                         =========  =========
Total Return                                14.19%    (3.59)%
Net assets at end of year (000)          $  88,698  $  75,884





                       SEE NOTES TO FINANCIAL STATEMENTS.

Phoenix Home Life Variable Accumulation Account
Templeton Asset Allocation Sub-Account
Financial Highlights (Unaudited)

--------------------------------------------------------------------------------
PER UNIT OPERATING PERFORMANCE
(for a unit outstanding throughout the year)

                                       YEAR ENDED DECEMBER 31,
                                       ----------------------
                                           1995      1994
                                         --------- ---------
Unit value, beginning of year            $1.625952 $1.699180
                                         --------- ---------
Income from investment operations:
 Net investment income                     .018169   .007591
 Net realized and unrealized gain (loss)   .321613  (.080819)
                                         --------- ---------
Change in unit value for the year          .339782  (.073228)
                                         --------- ---------
Unit value, end of year                  $1.965734 $1.625952
                                         ========= =========
Total Return                                20.90%   (4.31)%
Net assets at end of year (000)          $ 143,469 $ 121,786



                       SEE NOTES TO FINANCIAL STATEMENTS.

Phoenix Home Life Variable Accumulation Account
Templeton Bond Sub-Account
Financial Highlights (Unaudited)

--------------------------------------------------------------------------------
PER UNIT OPERATING PERFORMANCE
(for a unit outstanding throughout the year)

                                       YEAR ENDED DECEMBER 31,
                                       ----------------------
                                           1995      1994
                                         --------- ---------
Unit value, beginning of year            $1.366504 $1.456861
                                         --------- ---------
Income from investment operations:
 Net investment income                     .048684   .047865
 Net realized and unrealized gain (loss)   .133979  (.138222)
                                         --------- ---------
Change in unit value for the year          .182663  (.090357)
                                         --------- ---------
Unit value, end of year                  $1.549167 $1.366504
                                         ========= =========
Total Return                                13.37%   (6.20)%
Net assets at end of year (000)          $  19,571 $  17,916



                       SEE NOTES TO FINANCIAL STATEMENTS.

Phoenix Home Life Variable Accumulation Account
Templeton Money Market Sub-Account
Financial Highlights (Unaudited)

--------------------------------------------------------------------------------

PER UNIT OPERATING PERFORMANCE
(for a unit outstanding throughout the year)

                        YEAR ENDED DECEMBER 31,
                        ----------------------
                            1995      1994
                          --------- ---------
Unit value, beginning of
 year                     $1.238474 $1.213373
                          --------- ---------
Income from investment
 operations:
 Net investment income      .049297   .025101
                          --------- ---------
Unit value, end of year   $1.287771 $1.238474
                          ========= =========
Total Return                  3.98%     2.07%
Net assets at end of
 year (000)               $  20,703 $  32,901





                       SEE NOTES TO FINANCIAL STATEMENTS.

Phoenix Home Life Variable Accumulation Account
Notes to Financial Statements, December 31, 1995

--------------------------------------------------------------------------------

1. ORGANIZATION

Phoenix Home Life Variable Accumulation Account (the Account) is a separate investment account of Phoenix Home Life Mutual Insurance Company (Phoenix Home
Life) registered as a unit investment trust. The Account currently has five Sub-accounts to which Templeton Investment Plus contract values may be allocated and include the Templeton Stock, Templeton International, Templeton Asset Allocation, Templeton Bond, and Templeton Money Market which invest solely in a designated portfolio of Templeton Variable Products Series Fund (the Fund). The other six Sub-accounts are presented in separate financial statements. Each series of the Fund has distinct investment objectives. Templeton Stock Fund is a capital growth common stock fund; the Templeton International Fund invests in stocks and debt obligations of companies and governments outside the United States; the Templeton Asset Allocation Fund invests in stocks and debt obligations of companies and governments and money market instruments seeking high total return; the Templeton Bond Fund seeks high current income through investing in debt securities, rated and unrated, in any category of companies, government and government agencies, and in debt securities which are convertible into common stock of such companies; and the Templeton Money Market Fund seeks current income, stability of principal and liquidity by investing in short-term money market instruments.

2. SIGNIFICANT ACCOUNTING POLICIES

Certain reclassifications have been made to prior year's amounts to conform with the 1995 presentation.

A. Valuation of Investments:

Investments are made exclusively in the Funds and are valued at the net asset value per share of the Series.

B. Investment Transactions and Related Income:

Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the last-in, first-out (LIFO) cost basis of the investment sold. Dividends from the Fund are recorded on the ex-dividend date.

C. Income Taxes:

The Account is not a separate entity from Phoenix Home Life and under current federal income tax law, income arising from the Account is not taxed since re-serves are established equivalent to such income. Therefore, no provision for related federal or state income taxes is required.

3. PURCHASES AND SALES OF SHARES OF TEMPLETON VARIABLE PRODUCTS SERIES FUND

Purchases and sales of the Fund for the year ended December 31, 1995 aggregated the following:

                                         PURCHASES     SALES
                                        ----------- -----------
       Templeton Stock Fund             $46,983,502 $52,827,300
       Templeton International Fund      12,198,757  10,863,897
       Templeton Asset Allocation Fund    9,635,823  12,255,358
       Templeton Bond Fund                4,046,836   4,163,228
       Templeton Money Market Fund       41,570,740  53,798,681

4. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Phoenix Home Life provides all administrative services to the Account.

Phoenix Home Life assumes the risk that annuitants as a class may live longer than expected and that its expenses may be higher than its deductions for such expenses. In return for the assumption of these mortality and expense risks, Phoenix Home Life charges each Sub-account the daily equivalent of 0.40% on an annual basis of the current value of the Sub-account's net assets for mortality risks assumed and the daily equivalent of 0.85% on an annual basis for expense risks assumed.

The fees charged for mortality and expense risks assumed by Phoenix Home Life for the Templeton Stock Sub-account, the Templeton International Sub-account, the Templeton Asset Allocation Sub-account, the Templeton Bond Sub-account, and the Templeton Money Market Sub-account aggregated $3,412,806, $1,040,933, $1,667,310, $233,606 and $266,628, respectively, for the year ended December 31, 1995.

As compensation for administrative services provided to the Account, Phoenix Home Life additionally receives $35 per year from each annuity contract prior to the contract's date of maturity. This cost-based charge is deducted from the Sub-account holding the assets of the participant or on a pro-rata basis from two or more Sub-accounts in relation to their values under the contract. Upon a full surrender of a contract, the entire annual administrative charge of $35 is deducted regardless of when the surrender occurs. Phoenix Home Life received $496,455 for administrative services provided for the year ended December 31, 1995.

Phoenix Home Life also charges each Sub-account the daily equivalent of 0.125% on an annual basis of the current value of the Sub-account's net assets to cover its variable costs of administration, such as printing and distribution of participant mailings. The variable costs of administrative services provided by Phoenix Home Life for the Templeton Stock Sub-account, Templeton Interna-tional Sub-account, Templeton Asset Allocation Sub-account, Templeton Bond Sub-account and Templeton Money Market Sub-account aggregated $341,281, $104,093, $166,731, $23,361 and $26,663, respectively, for the year ended December 31, 1995.

Franklin Templeton Funds Distributors, Inc. is the principal underwriter and distributor for the Templeton Sub-accounts of the Account. Phoenix Home Life reimburses Franklin Templeton Funds Distributor for expenses incurred as under-writer. On surrender of a contract, surrender charges, which vary from 0-6% de-pending upon the duration of each contract deposit, are deducted from the pro-ceeds and are paid to Phoenix Home Life as reimbursement for services provided. The surrender charges deducted and paid to Phoenix Home Life were $718,319 for the year ended December 31, 1995.

Phoenix Home Life Variable Accumulation Account
Notes to Financial Statements, December 31, 1995 (continued)

--------------------------------------------------------------------------------

Templeton Investment Counsel, Inc. (TICI) serves as investment manager of the Templeton Stock, International, and Asset Allocation Funds; and Templeton Global Bond Manager, a division of TICI, serves as investment manager of the Templeton Bond and Money Market Funds. The investment managers furnish the Funds with investment research and advice and supervise the investment programs for the Funds in accordance with each Series' investment objective, policies and restrictions. Templeton Stock, International, Asset Allocation and Bond Funds each pay a monthly investment management fee, equal on an annual basis, to 0.50% of the average daily net assets up to $200 million, 0.45% of such net assets from $200 million up to $1.3 billion and 0.40% of such net assets in ex-cess of $1.3 billion. Templeton Money Market Fund pays a monthly investment management fee equal on an annual basis to 0.35% of its average daily net as-sets up to $200 million, 0.30% of such net assets from $200 million up to $1.3 billion and 0.25% of such net assets in excess of $1.3 billion.

Each Fund pays the business manager, Templeton Fund Annuity Company (TFAC), a monthly fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Funds, reduced to 0.135% of such assets in excess of $200 million, 0.10% of such assets in excess of $700 million, and 0.075% of such assets in excess of $1.2 billion. TFAC provides certain administrative fa-cilities and services for the Funds.

5. DISTRIBUTION OF NET INCOME

The Account does not expect to declare dividends to participants from accumu-lated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

6. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity con-tract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately di-versified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix Home Life believes that the Account satisfies the current re-quirements of the regulations, and it intends that the Account will continue to meet such requirements.

PRICE WATERHOUSE LLP                            [LOGO APPEARS HERE]
Report of Independent Accountants

--------------------------------------------------------------------------------
To the Participants of
Phoenix Home Life Variable Accumulation Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Templeton Stock Sub-account, Templeton International Sub-account, Templeton Asset Allocation Sub-account, Templeton Bond Sub-account and Templeton Money Market Sub-account (constituting Phoenix Home Life Variable Accumulation Account, hereafter referred to as the "Account") at December 31, 1995, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
Hartford, Connecticut 06103
February 14, 1996

                                     NOTES
                                     -----

                                     NOTES
                                     -----

The Franklin Templeton Group

Literature Request ~ Call today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

Templeton Funds                  Florida*                Franklin Funds Seeking                  Franklin Templeton Global
Americas Government              Georgia                 Growth and Income                       Currency Funds
Securities Fund                  Hawaii**                Balance Sheet                           German Government
Developing Markets Trust         Indiana                 Investment Fund                         Bond Fund
Foreign Fund                     Kentucky                Convertible Securities Fund             Global Currency Fund
Global Infrastructure Fund       Louisiana               Equity Income Fund                      High Income Currency Fund
Global Opportunities Trust       Maryland                Global Utilities Fund                   Hard Currency Fund
Greater European Fund            Massachusetts***        Income Fund
Growth Fund                      Michigan***             Natural Resources Fund                  Franklin Money
Growth and Income Fund           Minnesota***            Premier Return Fund                     Market Funds
Income Fund                      Missouri                Real Estate Securities Fund             Money Fund
Latin American Fund              New Jersey              Rising DividendsFund                    Federal Money Fund
Real Estate                      New York*               Strategic Income Fund                   Tax-Exempt Money
Securities Fund                  North Carolina          Utilities Fund                          Fund
Smaller Companies                Ohio***                                                         California Tax-Exempt
Growth Fund                      Oregon                  Franklin Funds Seeking                  Money Fund
World Fund                       Pennsylvania            High Current Income                     New York Tax-Exempt
                                 Tennessee               AGE High Income Fund                    Money Fund
Franklin Funds Seeking           Texas                   Global Government                       IFT U.S. Treasury Money
Tax-Free Income                  Virginia                Income Fund                             Market Portfolio
Federal Tax-Free                 Washington**            Investment Grade
Income Fund                                              Income Fund                             Franklin Fund for
Federal Intermediate-Term        Franklin Funds          U.S. Government                         Corporations
Tax-Free Income Fund             Seeking Capital Growth  Securities Fund                         Corporate Qualified
High Yield Tax-Free              California Growth Fund                                          Dividend Fund
Income Fund                      DynaTech Fund           Franklin Funds Seeking                  Franklin Tax-Deferred
Insured Tax-Free                 Equity Fund             High Current Income and                 Annuity
Income Fund***                   Global Health           Stability of Principal                  Franklin Valuemark
Puerto Rico Tax-Free             Care Fund               Adjustable Rate                         Franklin Templeton
Income Fund                      Gold Fund               Securities Fund                         Valuemark Income Plus
                                 Growth Fund             Adjustable U.S. Government              (an immediate annuity)
Franklin State-Specific          International           Securities Fund
Funds Seeking Tax-Free Income    Equity Fund             Short-Intermediate U.S.
Alabama                          Japan Fund              Government
Arizona*                         Pacific Growth Fund     Securities Fund
Arkansas**                       Small Cap Growth Fund   Franklin Funds for
California*                                              Non-U.S. Investors
Colorado                                                 Tax-Advantaged High Yield
Connecticut                                              Securities Fund
                                                         Tax-Advantaged International
                                                         Bond Fund
                                                         Tax-Advantaged U.S. Government
                                                         Securities Fund

Fund Information: 1-800/292-9293
Account Services: 1-800/393-3001

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

* Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and a high yield portfolio (CA).
** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.

                                                        -----------------
[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]                   BULK RATE
700 CENTRAL AVENUE                                        U.S. POSTAGE
ST. PETERSBURG, FL 33701                                       PAID
                                                         TEMPLETON FUNDS
                                                        -----------------





This report must be preceded or accompanied
by the Phoenix Home Life Variable
Accumulation Account and the Templeton
Variable Products Series Fund prospectuses
which set forth the costs, risks and
advantages of an investment in the funds.
These reports and prospectuses do not
constitute an offering in any jurisdiction
in which such offering may not lawfully be                       [RECYCLING LOGO
made.                                               TIP A95 02/96  APPEARS HERE]